                                                                  CONFORMED COPY
                                                                  --------------


--------------------------------------------------------------------------------


                           LEASE AGREEMENT [N587ML]

                         dated as of December 30, 1999

                                    between

                              FLEET NATIONAL BANK

                                                            Lessor,

                                      and

                          MIDWAY AIRLINES CORPORATION

                                                            Lessee.

                        Covering One Canadair Regional
                          Jet Series 200 ER Aircraft
                          Registration Number N587ML
                       Manufacturer's Serial Number 7346

--------------------------------------------------------------------------------

                      THIS IS ORIGINAL COUNTERPART NO. 1.
TO THE EXTENT, IF ANY, THAT THIS LEASE AGREEMENT [N587ML] CONSTITUTES CHATTEL PAPER (AS THE TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS LEASE AGREEMENT [N587ML] MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL COUNTERPART MARKED COUNTERPART NO. 1.

                               TABLE OF CONTENTS
                               -----------------

                                                                                                                Page
                                                                                                                ----
Section 1.      Interpretation...............................................................................     1
       (a)      Definitions..................................................................................     1
       (b)      References...................................................................................     1
       (c)      Headings.....................................................................................     2
       (d)      Appendices, Schedules and Exhibits...........................................................     2

Section 2.      Delivery and Leasing of the Aircraft.........................................................     2
       (a)      Leasing of the Aircraft......................................................................     2
       (b)      Delivery and Acceptance of the Aircraft Under the Lease......................................     2

Section 3.      Term and Rent................................................................................     2
       (a)      Term.........................................................................................     2
       (b)      Basic Rent...................................................................................     3
       (c)      Supplemental Rent............................................................................     3
       (d)      Adjustments to Basic Rent and Termination Values.............................................     3
       (e)      Manner of Payment............................................................................     5
       (f)      Rent Obligations Unconditional...............................................................     5

Section 4.      The Lessor's Representations and Warranties..................................................     6

Section 5.      Possession, Operation and Use, Maintenance, Registration and Insignia........................     8
       (a)      General......................................................................................     8
       (b)      Possession...................................................................................     8
       (c)      Operation and Use............................................................................    12
       (d)      Maintenance..................................................................................    13
       (e)      Registration.................................................................................    13

Section 6.      Inspection...................................................................................    14

Section 7.      Replacement and Pooling of Parts; Alterations, Modifications and
                Additions; Substitution of Engines...........................................................    15
       (a)      Replacement of Parts.........................................................................    15
       (b)      Title to Parts...............................................................................    15
       (c)      Pooling or Parts Leasing.....................................................................    15
       (d)      Alterations, Modifications and Additions.....................................................    16
       (e)      Substitution of Engines......................................................................    17

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                                                                                                                ----
Section 8.      Loss, Destruction or Requisition.............................................................    19
       (a)      Event of Loss with Respect to the Airframe...................................................    19
       (b)      Effect of Replacement........................................................................    21
       (c)      Effect of Termination Value Payment..........................................................    21
       (d)      Conditions to Airframe Replacement...........................................................    21
       (e)      Non-Insurance Payments Received on Account of an Event of Loss...............................    24
       (f)      Requisition for Use..........................................................................    25
       (g)      Certain Payments to be Held As Security......................................................    25

Section 9.      Insurance....................................................................................    26
       (a)      Public Liability and Property Damage Insurance...............................................    26
       (b)      Insurance Against Loss or Damage to the Aircraft and Engines.................................    26
       (c)      Additional Insureds; Loss Payment............................................................    27
       (d)      Deductibles and Self-Insurance...............................................................    28
       (e)      Application of Hull Insurance Proceeds.......................................................    28
       (f)      Insurance for Own Account....................................................................    29
       (g)      Reports, etc.................................................................................    29
       (h)      Right to Pay Premiums........................................................................    30

Section 10.     Liens........................................................................................    30

Section 11.     Recordation and Further Assurances...........................................................    31
       (a)      Recordation of Lease.........................................................................    31
       (b)      Further Assurances...........................................................................    31

Section 12.     Return of Aircraft and Records...............................................................    31
       (a)      Return of Aircraft...........................................................................    31
       (b)      Return of Other Engines......................................................................    32
       (c)      Fuel; Records................................................................................    32
       (d)      Condition of Aircraft........................................................................    32
       (e)      Storage and Related Matters..................................................................    32

Section 13.     Renewal Option and Purchase Options..........................................................    33
       (a)      Renewal Terms................................................................................    33
       (b)      Lessee's Purchase Options....................................................................    34
                (i)      Rights to Purchase..................................................................    34
                (ii)     Notice of Exercise of Option........................................................    34

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                                                                                                                ----
Section 14.     Voluntary Termination for Obsolescence.......................................................    35
       (a)      Termination by Sale of Aircraft..............................................................    35
       (b)      Payments Due Upon Sale of Aircraft...........................................................    36
       (c)      Preemptive Election by Lessor................................................................    36
       (d)      Termination of Lease.........................................................................    37
       (e)      Effect of No Sale or Preemptive Delivery to Lessor...........................................    37
       (f)      No Duty on Part of Lessor....................................................................    37

Section 15.     Investment of Security Funds.................................................................    37

Section 16.     Events of Default............................................................................    38

Section 17.     Remedies.....................................................................................    40

Section 18.     Lessor's Right to Perform for the Lessee.....................................................    43

Section 19.     Bankruptcy...................................................................................    44

Section 20.     Assignment: Benefit and Binding Effect.......................................................    44
       (a)      Assignment by the Lessee.....................................................................    44
       (b)      Assignment by the Lessor.....................................................................    44
       (c)      Benefit and Binding Effect...................................................................    44
       (d)      Sublessee's Performance and Rights...........................................................    45

Section 21.     Certain Agreements of Lessee.................................................................    45

Section 22.     Miscellaneous................................................................................    45
       (a)      Notices......................................................................................    45
       (b)      Counterparts.................................................................................    45
       (c)      Amendments...................................................................................    46
       (d)      Agreement to Lease...........................................................................    46
       (e)      Governing Law................................................................................    46
       (f)      Severability.................................................................................    47
       (g)      Survival.....................................................................................    48
       (h)      Article 2A...................................................................................    48
       (i)      Security Interest............................................................................    48

Appendix A   Definitions
Exhibit A    Form of Lease Supplement
Exhibit B    Certain Economic Information
Exhibit C    Basic Rent
Exhibit D    Termination Values
Exhibit E    List of Countries
Exhibit F    Return Conditions

          THIS LEASE AGREEMENT [N587ML], dated as of December 30, 1999, between FLEET NATIONAL BANK, a national banking association established under the laws of the United States of America, the Lessor, and MIDWAY AIRLINES CORPORATION, a Delaware corporation, the Lessee.


                             W I T N E S S E T H:
                             -------------------


            WHEREAS, the Lessor intends to purchase the Aircraft pursuant to the terms of the Supplemental Agreement;

            WHEREAS, the Lessee desires to lease from the Lessor and the Lessor is willing to lease to the Lessee the Aircraft upon and subject to the terms and conditions of this Lease; and

            WHEREAS, the parties intend this Lease to constitute a true lease and not a security agreement;

            NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties do hereby agree as follows:

Section 1.  Interpretation.
            --------------

            (a)  Definitions.
                 -----------

            Capitalized terms used herein and defined in Appendix A shall, except as such definitions may be specifically modified in the body of this Lease for the purposes of a particular section, paragraph or clause, have the meanings given such terms in Appendix A and, unless otherwise specified, such meanings shall be equally applicable to both the singular and the plural forms of such terms.

            (b)  References.
                 ----------

            References in this Lease to sections, paragraphs, clauses, appendices, schedules and exhibits are to sections, paragraphs, clauses, appendices, schedules and exhibits in and to this Lease unless otherwise specified. Paragraphs identified with a letter and clauses identified with a number or letter within a section may be referred to either by section reference (for example, this is Section l(b)) or by paragraph and clause reference (for example, this is also paragraph (b) of Section 1) with the same meaning.

            (c)  Headings.
                 --------

            The headings of the various sections, paragraphs and clauses of this Lease and the table of contents are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

            (d)  Appendices, Schedules and Exhibits.
                 ----------------------------------

            The appendices, schedules and exhibits hereto are part of this Lease.

Section 2.  Delivery and Leasing of the Aircraft.
            ------------------------------------

            (a)  Leasing of the Aircraft.
                 -----------------------

            Subject to the satisfaction or waiver of the conditions precedent stated in the Supplemental Agreement, the Lessor agrees to lease to the Lessee, and the Lessee agrees to lease from the Lessor, the Aircraft on the terms and conditions set forth herein, such leasing to be evidenced by the execution and delivery by the Lessor and the Lessee on the Delivery Date of a Lease Supplement.

            (b)  Delivery and Acceptance of the Aircraft Under the Lease.
                 -------------------------------------------------------

            The Lessor hereby authorizes one or more persons designated by the Lessee as the authorized representative or representatives of the Lessor for the sole and limited purpose of accepting delivery of the Aircraft from the Seller. The execution by Lessee of Lease Supplement No. 1 shall evidence that the Aircraft is leased under, and is subject to all of the terms, provisions and conditions of, this Lease and shall constitute Lessee's unconditional and irrevocable acceptance of the Aircraft for all purposes of this Lease. Except as may be expressly set forth herein, this Lease is non-cancelable and non-terminable by Lessee.

Section 3.  Term and Rent.
            -------------

            (a)  Term.
                 ----

            The Aircraft is leased for a Term which shall comprise the Basic Term and, at the option of the Lessee exercised in accordance with Section 13(a), one or more Renewal Terms. The Basic Term shall commence on the Delivery Date and continue through the Expiration Date; and each Renewal Term, if any, shall be for the applicable period provided in Section 13(a), except that the Term (including the Basic Term or any Renewal Term, as the case may be) shall end upon any earlier termination of this Lease according to its terms.

            (b) Basic Rent.
                ----------

            The Lessee shall pay Basic Rent in consecutive semi-annual installments on each Basic Rent Payment Date during the Basic Term, each such installment to be in an amount determined by multiplying Lessor's Cost by the percentage set forth in Exhibit C for the applicable Basic Rent Payment Date. The Lessee shall pay Basic Rent during a Renewal Term in the amounts and at the times provided in Section 13(a) for such Renewal Term.

            (c) Supplemental Rent.
                -----------------

            The Lessee shall pay to the Lessor, or to whoever shall be entitled thereto, any and all Supplemental Rent when the same shall become due and owing. Without limiting the foregoing, the Lessee shall pay as Supplemental Rent:

                (i) to the Lessor, on demand, interest at the Past Due Rate on any part of any installment of Basic Rent not paid when due for the period for which the same shall be overdue; and

                (ii) to whoever shall have been entitled to receive the relevant payment of Supplemental Rent, on demand, interest at the Past Due Rate on any payment of Supplemental Rent (other than interest payable under this clause (ii)) not paid when due for the period for which the same shall be overdue.

            The obligations of the Lessee to pay Supplemental Rent provided for in this Section 3(c) shall not terminate for any reason and shall survive the expiration, cancellation or other termination of this Lease.

            (d) Adjustments to Basic Rent and Termination Values.
                ------------------------------------------------

            All installments of Basic Rent remaining to be paid during the Basic Term shall be recalculated and adjusted, upwards or downwards as the case may be (and corresponding adjustments shall be made to the EBO Amount and the Termination Values applicable during the remaining Basic Term) to maintain the Net Economic Return and, to the greatest extent consistent with such maintenance of such Net Economic Return, to minimize the net present value (calculated at a discount rate equal to the Applicable Rate or such other rate as may be specified by the Lessee to the Lessor) of the remaining Basic Rent payments (or, if the Lessee shall have so specified to the Lessor, the remaining Basic Rent Payments to the EBO Date together with the EBO Amount), if there shall be an adjustment of Termination Values as provided in Section 16 of the Tax Indemnity Agreement.

Adjustments to the installments of Basic Rent (expressed as percentages of Lessor's Cost) set forth in Exhibit C and conforming adjustments to the EBO Amount and the amounts of Termination Values (expressed as percentages of Lessor's Cost) set forth in Exhibit D shall be calculated by the Lessor in accordance with the terms of this Section 3(d), and the Lessor shall deliver to the Lessee schedules setting forth the revised EBO Amount and the revised percentages that the Lessor proposes to include in Exhibits C and D, subject to review by the Lessee and verification as provided herein. In the event of a dispute regarding any such adjustment which is not resolved by agreement of the Lessee and the Lessor, the adjustments, at the request of the Lessee delivered to the Lessor within 30 days after receipt of the Lessor's proposed adjustments, shall be subjected to verification by a lease advisory firm or a nationally recognized firm of accountants to be selected by the Lessor and reasonably acceptable to the Lessee. The Lessor shall provide to such firm, but not, in any circumstances, to Lessee or any representatives of Lessee, on a confidential basis such information as such firm may reasonably require, including, without limitation, a true copy of this Lease and a full description of the methodology and assumptions employed by the Lessor in calculating the EBO Amount or Basic Rent or Termination Value set forth in Exhibits C and D as in effect on the Delivery Date and a true copy of the calculations of the same performed by the Lessor at the time, to enable such firm to determine whether the adjustments proposed by the Lessor are mathematically accurate, apply the same methodology and assumptions (except to the extent changed by the events giving rise to such recalculation) as were employed in the calculations of the Basic Rent, EBO Amount and Termination Values in effect on the Delivery Date, and are otherwise in conformity with the provisions of this Lease. The Lessee and its financial advisors shall be entitled to submit such data and views as the Lessee may elect to such firm concerning the proposed adjustments. The firm shall be requested to deliver to each of the Lessee and the Lessor within 30 days after its appointment its determination as to the changes, if any, that are appropriate with respect to the adjustments proposed by the Lessor. The adjustments proposed by the Lessor, if not disputed by the Lessee as provided above, or the determination of the firm as provided above, as the case may be, shall be conclusive, final and binding upon the Lessor and the Lessee, and the EBO Amount and Exhibits C and D shall be amended to reflect them. No dispute concerning any adjustment shall release the Lessee from its obligation to pay the EBO Amount or Basic Rent or Termination Value as then set forth in Exhibits C and D. All reasonable fees and expenses payable to a firm pursuant to this paragraph shall be paid by the Lessee except that such fees and expenses shall be paid entirely by the Lessor if, as a result of changes determined by the firm, the net present value, discounted at the Applicable Rate or such other rate as the Lessee may have specified as provided above in this paragraph, of Basic Rent remaining to be paid is ten basis points (0.10%) or more lower than it would have been under the adjustments proposed by the Lessor.

Any adjustments made pursuant to this Section 3(d) shall (i) be made so as to avoid characterization of this Lease as a "disqualified leaseback or long-term agreement" within the meaning of Section 467 of the Code and/or regulations thereunder (or any successor or relevant Code provision or regulations) and (ii) be in compliance with the requirements of Sections 4.02(5) and 4.07(l) of the Revenue Procedure 75-28 (or any successor relevant procedure), except to the extent that on the

Delivery Date the Lease constituted such a "disqualified leaseback or long-term agreement" or was not in compliance with the revenue procedure referred to in clause (ii). In addition, notwithstanding any other provisions herein, in no event shall the EBO Amount be adjusted to an amount that is less than (A) the adjusted Termination Value as of the applicable EBO Date or (B) the estimated fair market value of the Aircraft on the applicable EBO Date (as set forth in the appraisal received pursuant to Section 3.01(b)(xii) of the Supplemental Agreement). All adjustments required pursuant to this Section 3(d) shall be set forth in a Lease Supplement or in an amendment to this Lease.

            (e) Manner of Payment.
                -----------------

            All Rent payable by the Lessee to the Lessor hereunder shall be paid to the Lessor at the following account or at such other account as the Lessor shall specify in a notice to the Lessee, in Dollars in immediately available funds, so that the Lessor receives the full amount of each payment not later than 12:00 noon Eastern Time on the due date thereof:

                Bank: Fleet National Bank
                ABA No. 01150010
                For the account of Fleet Capital Leasing, account no. 015-5527767-01
                Re: Midway Airlines Corp., customer no. 33136
                Upon receipt contact Leslie Tordorff at (401) 278-3152

If any Rent is due on a day that is not a Business Day, such Rent shall be paid on the next succeeding Business Day with the same force and effect as if paid on the scheduled date of payment and (if paid on such next succeeding Business Day) no interest shall accrue on the amount of such payment from and after such scheduled date to the time of payment on such next succeeding Business Day.

            (f) Rent Obligations Unconditional.
                -------------------------------

            This Lease is a net lease, and Lessee acknowledges and agrees that Lessee's obligation to pay all Rent hereunder and the rights of Lessor in and to such Rent, shall be absolute, irrevocable and unconditional and shall not be subject to cancellation, termination, modification or repudiation by Lessee or any abatement, reduction, setoff, defense, counterclaim or recoupment for any reason or under any circumstance whatsoever, including, without limitation, (i) any setoff, counterclaim, recoupment or other right which the Lessee may have against the Lessor or anyone else for any reason whatsoever, (ii) any defect in the title, airworthiness, condition, design, operation or fitness for use of, or any damage to or loss or destruction of, the Aircraft, or any interference, interruption or cessation in or prohibition of the use or possession thereof by the Lessee for any reason whatsoever, including, without limitation, any such interference, interruption, cessation or prohibition resulting from the act of any governmental authority or any violation by the Lessor of Section 4 hereof,
(iii) any Liens, encumbrances or rights of others with respect to the Aircraft,
(iv) the invalidity or unenforceability or lack of due authorization or other infirmity or disaffirmance of this Lease or any provision hereof or any other Operative Agreement or any lack of right, power or authority of the Lessor or the Lessee to enter into this Lease or any other Operative Agreement, (v) any insolvency, bankruptcy, reorganization or similar proceedings by or against the Lessee, or any other Person, or (vi) any other cause whether similar or dissimilar to the foregoing, any present or future law notwithstanding, it being the intention of the parties that all Rent payable by the Lessee hereunder shall continue to be payable in all events in the manner and at the times provided herein. To the extent permitted by Applicable Law, the Lessee waives any rights which it may now have or which may be conferred upon it by statute or otherwise to terminate, cancel, quit or surrender this Lease except in accordance with the terms hereof. If for any reason whatsoever this Lease shall be terminated in whole or in part by operation of law or otherwise except as specifically provided in Sections 8, 13, 14 and 17, Lessee nonetheless agrees to pay to Lessor an amount equal to the Rent payment at the time such payment would have become due and payable in accordance with the terms hereof had this Lease not been terminated in whole or in part. Subject to the following sentence, each payment of Rent made by Lessee to Lessor shall be final as to Lessor and Lessee and Lessee (unless adjusted in accordance with the terms of this Lease or another Operative Agreement) will not seek to recover all or any part of such payment of Rent for any reason whatsoever. Nothing herein shall be construed as a waiver by the Lessee of any claim it may have against any Person arising under any of the Operative Agreements or otherwise, including, without limitation, any claim that Rent payments demanded from or paid by the Lessee are or were not due, are or were erroneous or were paid under mistake or protest, or be construed as a limitation on any rights of the Lessee to assert any claim in any proceeding at law, in equity or otherwise against the Lessor or any other Person and to pursue and obtain relief on such claim in such manner as the Lessee shall deem appropriate other than by setoff against Rent payments due under the terms hereof.

Section 4.  The Lessor's Representations and Warranties.
            -------------------------------------------

            (a) LESSEE EXPRESSLY ACKNOWLEDGES THAT IT HAS SELECTED THE AIRCRAFT WITHOUT ANY ASSISTANCE FROM LESSOR, ITS AGENTS OR EMPLOYEES AND LESSEE EXPRESSLY AGREES THAT IT IS LEASING THE AIRCRAFT FROM LESSOR IN AN "AS IS", "WHERE IS" AND "WITH ALL FAULTS" CONDITION. LESSEE FURTHER ACKNOWLEDGES THAT THE LESSOR HAS NOT MANUFACTURED OR SUPPLIED THE AIRCRAFT AND THAT THE LESSOR ACQUIRED OR WILL ACQUIRE THE AIRCRAFT AND/OR THE RIGHT TO POSSESSION THERETO IN CONNECTION WITH THIS LEASE. LESSOR SHALL NOT BE DEEMED TO HAVE MADE, AND LESSOR HEREBY EXPRESSLY DISCLAIMS, ANY REPRESENTATION OR WARRANTY (EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN OR IN THE SUPPLEMENTAL AGREEMENT), EITHER EXPRESS OR IMPLIED, AS TO THE AIRCRAFT, ANY PART THEREOF, ANY RECORDS, OR ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, THE DESIGN, CONDITION, CAPACITY OR DURABILITY OF THE AIRCRAFT, ITS MERCHANTABILITY OR ITS FITNESS FOR ANY PARTICULAR PURPOSE, USE OR OPERATION, THE QUALITY OF THE MATERIALS OR WORKMANSHIP OF THE

AIRCRAFT, ITS VALUE OR AIRWORTHINESS, TITLE, SAFETY, THE ABSENCE OF ANY PATENT, TRADEMARK OR COPYRIGHT INFRINGEMENT OR LATENT DEFECT (WHETHER OR NOT DISCOVERABLE BY LESSEE), COMPLIANCE OF THE AIRCRAFT WITH THE REQUIREMENTS OF ANY LAW, RULE, REGULATION OR STANDARD PERTAINING THERETO, OR THE CONFORMITY OF THE AIRCRAFT TO THE PROVISIONS AND SPECIFICATIONS OF ANY PURCHASE OR OTHER DOCUMENT RELATING THERETO OR ANY INTERFERENCE OR ANY COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE, NOR SHALL LESSOR BE LIABLE, REGARDLESS OF ANY ACTUAL OR ALLEGED NEGLIGENCE OF LESSOR, FOR ANY DEFECTS, EITHER PATENT OR LATENT (WHETHER OR NOT DISCOVERABLE BY LESSEE), IN THE AIRCRAFT OR ANY PART THEREOF OR ANY DIRECT OR INDIRECT DAMAGE TO PERSONS OR PROPERTY OR FOR ANY DIRECT, INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES OR FOR STRICT OR ABSOLUTE LIABILITY IN TORT, IN ANY SUCH CASE RESULTING THEREFROM. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, LESSEE HEREBY WAIVES ANY CLAIM (INCLUDING ANY CLAIM BASED ON STRICT OR ABSOLUTE LIABILITY IN TORT OR INFRINGEMENT) IT MIGHT HAVE AGAINST LESSOR FOR ANY LOSS, DAMAGE OR EXPENSE (INCLUDING, WITHOUT LIMITATION, DIRECT, INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGE, ANY LOSS OF BUSINESS OR PROFITS OR ANY INTERRUPTION OR LOSS OF SERVICE OR USE THEREOF) CAUSED BY THE AIRCRAFT OR BY LESSEE'S LOSS OF USE THEREOF FOR ANY REASON WHATSOEVER (EXCEPT IN THE CASE OF BREACH BY THE LESSOR OF ITS EXPRESS OBLIGATIONS UNDER THIS LEASE AND THE SUPPLEMENTAL AGREEMENT).

            If the Aircraft does not operate as warranted, becomes obsolete, or is unsatisfactory for any reason whatsoever, Lessee shall make all claims on account thereof solely against the Manufacturer or any other supplier and not against Lessor, and Lessee shall nevertheless pay all Rent and other sums payable hereunder. Lessee acknowledges that neither the Manufacturer or any other supplier nor any sales representative or agent thereof, is an agent of Lessor, and no agreement or representation as to the Aircraft or any other matter by any such sales representative or agent of the Manufacturer or any other supplier shall in any way affect Lessee's obligations hereunder.

            To the extent permitted by Applicable Law, Lessee waives any and all rights and remedies conferred upon a lessee by Section 2A-508 to 2A-522 (inclusive) of the Uniform Commercial Code; provided however, nothing herein or
                                            -------- -------
in the other Operative Agreement shall in any way limit (x) the obligations of the Lessor under Section 4(b) hereof or Sections 5.01(b), 5.01(c) and 5.01(d) of the Supplemental Agreement or (y) the rights or any claims of the Lessee against the Lessor in the event of any breach by the Lessor of any such obligations.

            (b) The Lessor covenants that during the Term, so long as no Event of Default shall have occurred and be continuing and the Lessor has not commenced the exercise of remedies set forth in Section 17, Lessor or any Person claiming by, through or under Lessor will not take or cause to be taken any action contrary to the Lessee's rights hereunder, including, without limitation, its rights to possession, use and quiet enjoyment of the Aircraft during the Term, provided that nothing
                                                     --------
contained herein shall affect any of the rights of the Lessor under Section 17 upon the occurrence and during the continuance of an Event of Default.

Section 5.  Possession, Operation and Use, Maintenance, Registration and
            ------------------------------------------------------------
            Insignia.
            --------

            (a) General.
                -------

            Except as otherwise expressly provided herein, the Lessee (and any Permitted Sublessee) shall be entitled during the Term to operate, use, locate, employ or otherwise utilize or not utilize the Airframe, Engines and Parts leased hereunder in any lawful manner or place in accordance with the Lessee's (or such Permitted Sublessee's) business judgment.

            (b) Possession.
                ----------

            The Lessee shall not sublease, or otherwise in any manner deliver, relinquish or transfer possession of the Airframe or any Engine leased hereunder to any Person or install any Engine, or permit any Engine to be installed, on any airframe other than the Airframe, during the Term, without the prior consent of the Lessor, provided, however, that so long as (A) only in the case of clause
               --------  -------
(x) below, no Event of Default shall have occurred and be continuing, and (B) all approvals, consents or authorizations required from the Aeronautical Authority in connection with any such sublease or such delivery, transfer or relinquishment of possession have been obtained and remain in full force and effect, the Lessee (or, except in the case of clause (x) below, any Permitted Sublessee) may, without the prior consent of the Lessor:

                (i) enter into a charter or wet lease or other similar arrangement under which the Lessee (or such Permitted Sublessee) has operational control of the Airframe and any Engines installed thereon in the course of the Lessee's business (which shall not be considered a transfer of possession hereunder), provided that the Lessee's obligations under this Lease and such Permitted Sublessee's obligations under the relevant Sublease shall continue in full force and effect notwithstanding any such charter or wet lease or other similar arrangement;

                (ii) deliver possession of the Airframe or any Engine to the manufacturer thereof or to any organization for testing, service, repair, maintenance, overhaul work or other similar purposes or for alterations or modifications or additions required or permitted by the terms of this Lease;

                (iii) subject the Airframe and any Engines installed thereon to interchange agreements or any Engine to interchange or pooling agreements or arrangements which are applicable to other similar property owned by or leased to the Lessee (or such Permitted Sublessee) and are entered into by the Lessee (or such Permitted Sublessee) in the course of its airline business with any air carrier, provided, that (A) no such agreement or
                                    --------
     arrangement shall under any circumstances result in, contemplate or require the transfer of title to the Aircraft, Airframe or any Engine and (B) if the Lessor's title to any Engine shall nevertheless be divested under any such agreement or arrangement, such divestiture shall be deemed to be an Event of Loss with respect to such Engine and the Lessee shall comply with
     Section 7(e) hereof in respect thereof;

               (iv) install an Engine on an airframe owned by the Lessee (or such Permitted Sublessee) free and clear of all Liens except (A) Permitted Liens, (B) those which apply only to the engines (other than the Engines), appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment (other than Parts) installed on such airframe, and (C) those created by the rights of other air carriers under interchange or pooling agreements or other arrangements customary in the airline industry which do not contemplate, permit or require the transfer of title to such airframe or engines installed thereon;

               (v) install an Engine on an airframe, leased to the Lessee (or such Permitted Sublessee) or purchased by the Lessee (or such Permitted Sublessee) subject to a conditional sale or other security agreement, but only if such airframe is free and clear of all Liens, except (i) the rights of the parties to such lease, or any such secured financing arrangement, covering such airframe and (ii) Liens of the type permitted by Section 5(b)(iv);

               (vi) install an Engine on an airframe, owned by the Lessee (or such Permitted Sublessee), leased by the Lessee (or such Permitted Sublessee) or purchased by the Lessee (or such Permitted Sublessee) subject to a conditional sale or other security agreement under circumstances where neither clause (iv) nor clause (v) above is applicable, provided that any
                                                             --------
     such installation (so long as the same shall be continuing) shall be deemed an Event of Loss with respect to such Engine and the Lessee shall comply with Section 7(e) hereof;

               (vii) transfer possession of the Airframe or Engine to the United States of America or any instrumentality thereof pursuant to the Civil Reserve Air Fleet Program (as established and administered pursuant to Executive Order 11490, as amended, as superseded by United States Executive Order No. 12656) or any similar or substitute program ("CRAF Program"), in which event Lessee (or such Permitted

     Sublessee) shall promptly notify Lessor in writing of any such transfer of possession and, in the case of any transfer pursuant to the CRAF Program, in such notification shall identify by name, address and telephone numbers the Contracting Office Representatives of the Military Airlift Command of the United States Air Force to whom notices must be given and to whom requests or claims must be made to the extent applicable under the CRAF Program;

               (viii) transfer possession of the Airframe or any Engine to the United States of America, or to a foreign government, when required by Applicable Law (it being understood that nothing in this clause (viii) shall relieve the Lessee from its obligations under Section 8(a) if such transfer becomes an Event of Loss), in which event Lessee shall promptly notify Lessor in writing of any such transfer of possession;

               (ix) transfer possession of the Airframe or any Engine to the United States of America or any instrumentality or agency thereof pursuant to a sublease, contract or other instrument;

               (x) subject to the provisions of this Section 5(b), enter into a sublease with respect to any Engine or the Airframe and Engines or engines then installed on the Airframe to any Permitted Sublessee if (A) Lessee shall provide written notice to Lessor at least 10 days prior to entering into any such sublease, (B) in any such case, the sublessee under such sublease is not subject to a proceeding or final order under applicable bankruptcy, insolvency or reorganization laws on the date such sublease is entered into, (C) in the event that the sublessee under such sublease is a foreign air carrier or Person based in a country other than the United States, the United States maintains normal diplomatic relations with the country in which such proposed sublessee is principally based at the time such sublease is entered into and (D) in the event that the sublessee under such sublease is a foreign air carrier or Person based in a country other than the United States, prior to the effectiveness of such sublease Lessor shall have received an opinion of counsel to Lessee (reasonably acceptable to Lessor) to the effect that (I) the terms of the proposed sublease will be legal, valid, binding and (subject to customary exceptions) enforceable against the proposed sublessee in the country in which the proposed sublessee is principally based, (II) there exist no possessory rights in favor of the sublessee under such sublease under the laws of such sublessee's country of domicile that would, upon bankruptcy or insolvency of or other default by the Lessee and assuming that at such time such sublessee is not insolvent or bankrupt, prevent or unreasonably delay the return or repossession of the Aircraft in accordance with and when permitted by the terms of Section 17(a) upon the exercise by Lessor of its remedies under Section 17(a), (III) the laws of such sublessee's country of domicile would give recognition to Lessor's title to such Engine or the Airframe, (IV) all filings, if any, required to be made in such jurisdiction in connection with the execution of such sublease in order to protect the interest of Lessor in such Engine or the Airframe have been made, (V) it is not necessary for the Lessor to register or qualify to do business in such jurisdiction, if not already so registered or qualified, as a result of the proposed sublease, and (VI) there is no tort liability for owners not in possession of aircraft in such country more onerous than under the laws of the United States or any state thereof (it being agreed that in the event such opinion cannot be given in a form reasonably satisfactory to the Lessor, such opinion will be waived if insurance reasonably satisfactory to the Lessor is provided to cover the risk of such tort liability); provided that no such sublease shall be made
                                   --------
     to a Permitted Sublessee of the type described in clause (b) of the definition thereof that is not domiciled in the United States or of the type described in clause (b) of the definition of Permitted Air Carrier or to any tax exempt entity within the meaning of Section 168(h) of the Code prior to the end of the Recovery Period, unless the Lessee prepays on a lump sum basis any liability due under the Tax Indemnity Agreement as a result of such sublease based upon the assumption that such sublease will continue for the full term of such sublease;

provided that (1) the rights of any transferee who receives possession by reason
--------
of a transfer permitted by this Section 5(b) (other than by a transfer of an Engine which is deemed an Event of Loss) shall be subject and subordinate to all the terms of this Lease; (2) no pooling agreement, sublease or other relinquishment of possession of the Airframe or any Engine shall discharge or diminish any of Lessee's obligations to Lessor under this Lease or any other Operative Agreements or constitute a waiver of Lessor's rights or remedies thereunder, and the Lessee shall remain primarily liable hereunder for the performance of all the terms and conditions of this Lease and all of the terms and conditions of this Lease and the other applicable Operative Agreements shall remain in effect; (3) no sublease or transfer of possession otherwise in compliance with this Section 5(b) shall (A) result in any registration or re-registration of the Aircraft except to the extent permitted by Section 5(e) or
(B) extend beyond the end of the Term (except to the extent that the Lessee shall have irrevocably committed to exercise a purchase option in accordance with the terms hereof); (4) if any such sublease or transfer of possession shall, in the reasonable opinion of the Lessor, result in any risk of adverse tax consequences, the Lessee shall, prior to entering into the same, provide an indemnity satisfactory in form and substance to the Lessor against any such adverse tax consequences; (5) the Lessee shall provide evidence reasonably satisfactory to Lessor that the insurance required by Section 9 remains in effect; (6) all necessary documents shall have been duly filed or recorded in applicable public offices as may be required to preserve the title of Lessor to the Airframe and Engines; and (7) Lessee shall reimburse Lessor, on an After Tax Basis, for all of their reasonable out-of-pocket expenses (including fees and disbursements of counsel) in connection with any such sublease or transfer.

          In the case of any sublease permitted under this Section 5(b), (i) the Lessee will include in such sublease appropriate provisions which (x) make such sublease expressly subject and subordinate to all of the terms of this Lease, including the rights of the Lessor to avoid such sublease in the exercise of its rights to repossession of the Airframe and Engines hereunder and thereunder; (y) expressly prohibit any further subleasing of the Airframe and Engines; and (z) limit the term of such sublease (including renewal rights) to a period not beyond the end of the Term unless the Lessee shall then have irrevocably committed to exercise a purchase option in accordance with the terms hereof; and
(ii) if the term of such sublease exceeds two (2) years, the Lessee shall assign its rights thereunder to Lessor as collateral for its obligations hereunder, such assignment to be effected pursuant to an agreement in form and substance reasonably satisfactory to Lessor and duly filed or recorded in all applicable jurisdictions; provided that, such collateral assignment shall provide that
               -------- -----
payments due under such sublease shall only be paid by the Permitted Sublessee to the Lessor during the continuance of a Specified Default.

          The Lessor hereby agrees for the benefit of the lessor or secured party of any engine or of any airframe (other than the Airframe) leased to the Lessee or purchased by the Lessee subject to a conditional sale or other security agreement, which lease or conditional sale or other security agreement (in the case of any such airframe) also covers an engine or engines owned by the lessor under such lease or subject to a security interest in favor of the secured party under such conditional sale or other security agreement, that the Lessor will not acquire or claim, as against such lessor or secured party, any right, title or interest in any such engine as the result of such engine being installed on the Airframe at any time while such engine is owned by such lessor or is subject to such conditional sale or other security agreement or security interest in favor of such secured party.

          (c)  Operation and Use.
               -----------------

          The Lessee shall not operate, use or locate the Airframe or any Engine, or suffer such Airframe or any Engine to be operated, used or located
(i) in any area excluded from coverage by any insurance required by the terms of
Section 9 hereof, except in the case of a requisition by the United States of America where the Lessee obtains (and provides evidence of) indemnity from the Government for the benefit of the Additional Insureds against substantially the same risks and for at least the amounts of the insurance required by Section 9 hereof covering such area, or (ii) outside the United States or Canada in any recognized or, in the Lessee's reasonable judgment, threatened area of hostilities unless covered by war risk insurance, or in either case (x) unless the Airframe or such Engine is operated or used under contract with the Government under which contract the Government assumes liability for substantially the same risks in at least the same amounts as would be covered by such insurance, or (y) except to the extent attributable primarily to causes beyond the reasonable control of the Lessee or any Permitted Sublessee or primarily to circumstances involving an isolated occurrence or series of events not in the ordinary course of the regular operations of the Lessee or any Permitted Sublessee, and the Lessee or Permitted Sublessee is diligently trying to rectify the situation. The Lessee shall not permit the Airframe or any Engine to be used or operated during the Term in violation of any Applicable Law or in violation of any airworthiness certificate, license or registration relating to the Aircraft or such Engines issued by any competent governmental authority, unless (i) the validity thereof is being contested in good faith and by appropriate proceedings which do not involve a non-de minimis danger of the sale, forfeiture or loss of the Airframe or such Engine or the interest of Lessor therein, any risk of criminal liability or any material risk of civil liability against Lessor, (ii) it is not possible for the Lessee (or a Permitted Sublessee) to comply with the laws of a jurisdiction other than the United States (or other than any jurisdiction in which the Aircraft is then registered) because of a conflict with the applicable laws of the United States (or such jurisdiction in which the Aircraft is then registered), or (iii) it is for minor, unanticipated, or non-recurring violations that the Lessee is diligently trying to rectify which do not render the Aircraft liable to any risk of condemnation, destruction, seizure or confiscation by any authority

          (d)  Maintenance.
               -----------

          The Lessee, at its own cost and expense, shall during the Term service, repair, maintain, overhaul and test the Aircraft, the Airframe and each Engine or cause the same to be done in accordance with (1)(i) a maintenance program approved by the Aeronautical Authority and (ii) maintenance standards required by, or no less stringent than those required by, the FAA or the central civil aviation authority of Canada, France, Germany, Japan, The Netherlands or the United Kingdom, and shall keep or cause to be kept the Aircraft, the Airframe and each Engine in such operating condition as may be necessary to enable the airworthiness certification of the Aircraft to be maintained in good standing at all times under the applicable rules and regulations of the Aeronautical Authority, except when aircraft of the same type, model or series as the Airframe (powered by engines of the same type as those with which the Airframe shall be equipped at the time of grounding) registered in the same country have been grounded by the Aeronautical Authority, provided, however,
                                                          --------  -------
that if the airworthiness certificate of the Aircraft shall be withdrawn, then, subject to Section 8 hereof, so long as the Lessee (or a Permitted Sublessee) is taking or causing to be taken all necessary action to promptly correct the condition which caused such withdrawal, no Event of Default shall arise from such withdrawal and (2) except during periods when a Sublease is in effect, the same standards Lessee uses with respect to similar aircraft of similar size in its fleet operated (whether owned or leased) by Lessee in similar circumstances and during any period in which a Sublease is in effect, the same standards the Permitted Sublessee uses with respect to similar aircraft of similar size in its fleet and operated (whether owned or leased) by the Permitted Sublessee in similar circumstances. Nothing herein shall be deemed to prevent the Lessee (or a Permitted Sublessee) from taking the Aircraft out of service for maintenance or modifications permitted hereunder or storage in accordance with applicable Aeronautical Authority requirements and sound practice for such storage (provided that, without the consent of the Lessor, which consent shall not be unreasonably withheld, no such period of storage shall exceed twelve consecutive months). The Lessee shall maintain or cause to be maintained all records, logs and other documents required by the Aeronautical Authority to be maintained in respect of the Aircraft in English. Lessee further agrees that the Aircraft, Airframe and Engines will be maintained, used, serviced, repaired, overhauled or inspected in compliance with Applicable Law with respect to the maintenance of the Aircraft and compliance with each applicable airworthiness certificate, license and registration relating to the Aircraft, Airframe or any Engine issued by the Aeronautical Authority.

               (e)  Registration
                    ------------

               Except as otherwise permitted by Section 4.02(b) of the Supplemental Agreement, or as otherwise required by the Transportation Code or rules, regulations, or orders promulgated thereunder, or to the extent that such registration cannot be effected or continued due to the Lessor's failure to comply with the citizenship or other eligibility requirements for registration of commercial aircraft under the Transportation Code or any rule, regulation or order promulgated thereunder, the Aircraft shall be duly registered in the name of the Lessor under the Transportation Code at all times during the Term; provided that the Lessor shall execute and deliver all such documents as the
--------
Lessee may reasonably request for the purpose of effecting, continuing or (as provided in this Section 5(e) hereof and Section 4.02(b) of the Supplemental Agreement) changing such registration.

Section 6.     Inspection.
               ----------

               At all reasonable times during the Term, but upon at least 5 Business Days' prior notice to the Lessee (unless an Event of Default shall have occurred and be continuing, in which event no prior notice of any kind is required) and at a time and place reasonably acceptable to the Lessee, the Lessor or its authorized representatives (which may include the Manufacturer) may at its own expense and risk conduct a visual walk-around inspection of the Aircraft and any Engine (including a visual walk-around inspection of the Aircraft during any "C" check or other heavy maintenance) and may inspect the books and records of the Lessee relating to the operation and maintenance thereof and the Lessee shall provide copies of such books and records to the Lessor or its authorized representatives at its reasonable request; provided
                                                                    --------
that (a) any such inspection shall be subject to the safety, security and workplace rules applicable at the location where such inspection is conducted and any applicable governmental rules or regulations, (b) in the case of an inspection during a maintenance visit, such inspection shall not interfere with the normal conduct of such maintenance visit or extend the time required for such maintenance visit or, in any event, at any time interfere with the use or operation of the Airframe or any Engine or with the normal conduct of the Lessee's or a Permitted Sublessee's business, and (c) the Lessee shall not be required to undertake or incur any additional liabilities in connection with any such inspection. All information obtained in connection with any such inspection shall be held confidential by the Lessor and shall not be furnished or disclosed by it to anyone other than its bank examiners, auditors, accountants, agents and legal counsel and any Person with whom the Lessor is conducting negotiations relating to the possible transfer and sale of Lessor's Estate, if such Person shall have entered into an agreement similar to that contained in this Section 6 whereby such Person agrees to hold such information confidential, and except as may be required by an order of any court or administrative agency or by any statute, rule, regulation or order of any governmental authority or as may be necessary to enforce the terms of this Lease. The Lessor shall have no duty to make any such inspection and shall not incur any liability or obligation by reason of not making any such inspection.

               If requested by Lessor, Lessee shall provide, or shall cause any Permitted Sublessee to provide, the date (if then scheduled) upon which the Airframe undergoes its next scheduled major check and, with respect to any Engine, the next scheduled off the Airframe maintenance, and shall advise Lessor of the name and location (if then known) of the relevant maintenance performer.

 Section 7.    Replacement and Pooling of Parts; Alterations,
               Modifications and Additions; Substitution of Engines.
               ----------------------------------------------------

               (a)  Replacement of Parts.
                    --------------------

               Except as otherwise provided in the proviso to the third sentence of Section 7(d) or if the Airframe or an Engine to which a Part relates has suffered an Event of Loss, the Lessee, at its own cost and expense, will during the Term promptly replace all Parts that may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently re ndered unfit for use for any reason whatsoever. In addition, in the ordinary course of maintenance, service, repair, overhaul or testing, the Lessee (or a Permitted Sublessee), at its own cost and expense, may remove any Parts, whether or not worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use, provided that the
                                                             --------
Lessee (or such Permitted Sublessee), at its own cost and expense, shall, except as otherwise provided in the proviso to the third sentence of Section 7(d), replace such Parts as promptly as practicable with replacement Parts or temporary replacement parts as provided in Section 7(c) hereof. All replacement Parts shall be free and clear of all Liens except for pooling arrangements to the extent permitted by Section 7(c) and Permitted Liens and shall be in as good operating condition as, and shall have a value and utility at least equal to, the Parts replaced assuming such replaced Parts were in the condition and repair required to be maintained by the terms hereof.

               (b)  Title to Parts.
                    --------------

               Except as otherwise provided in the proviso to the third sentence of Section 7(d), all Parts at any time removed from the Airframe or any Engine shall remain the property of the Lessor and subject to this Lease, no matter where located, until such time as such Parts shall be replaced by Parts that have been incorporated or installed in or attached to such Airframe or Engine and that meet the requirements for replacement Parts specified in Section 7(a). Immediately upon any replacement Part becoming incorporated or installed in or attached to an Airframe or Engine as provided in Section 7(a), without further act, (i) title to the replaced Part shall thereupon vest in the Lessee (or the relevant Permitted Sublessee), in "as-is, where-is" condition without any representation or warranty by, or recourse to, Lessor, free and clear of all rights of the Lessor and any Lessor's Liens and shall no longer be deemed a Part hereunder; (ii) title to such replacement Part shall thereupon vest in the Lessor, free and clear of all Liens (other than Permitted Liens); and (iii) such replacement Part shall become subject to this Lease and be deemed part of such Airframe or Engine, as the case may be, for all purposes hereof to the same extent as the Parts originally incorporated or installed in or attached to such Airframe or Engine.

          (c)  Pooling or Parts Leasing.
               ------------------------

          Any Part removed from the Airframe or from any Engine as provided in
Section 7(a) may be subjected by the Lessee (or a Permitted Sublessee) to a pooling or parts leasing agreement or arrangement of a type customary in the airline industry entered into in the ordinary course of the Lessee's (or such Permitted Sublessee's) business, provided the part replacing such removed Part shall be incorporated or installed in or attached to such Airframe or Engine in accordance with Sections 7(a) and 7(b) as promptly as practicable after the removal of such removed Part. In addition, any replacement part when incorporated or installed in or attached to the Airframe or any Engine in accordance with Section 7(a) may be owned by another airline or vendor as customary in the airline industry, subject to a pooling or parts leasing arrangement, provided that the Lessee (or a Permitted Sublessee), at its expense
             --------
as promptly thereafter as reasonably practicable, either (i) causes title to such temporary replacement part to vest in the Lessor in accordance with Section 7(b) by the Lessee (or such Permitted Sublessee) acquiring title thereto for the benefit of the Lessor free and clear of all Liens except Permitted Liens, at which time such temporary replacement part shall become a Part and become subject to this Lease or (ii) replaces such temporary replacement part by incorporating or installing in or attaching to such Airframe or Engine a further replacement Part owned by the Lessee (or such Permitted Sublessee) free and clear of all Liens except Permitted Liens and by causing title to such further replacement Part to vest in the Lessor in accordance with Section 7(b).

          (d)  Alterations, Modifications and Additions.
               ----------------------------------------

          The Lessee, at its own expense, shall make (or cause to be made) alterations and modifications in and additions to the Airframe and any Engine as may be required to be made from time to time during the Term by Applicable Law or in order to maintain the insurance required under Section 9 regardless of upon whom such requirements are, by their terms, nominally imposed; provided,
                                                                    --------
that the Lessee may, in good faith and with due diligence and by appropriate procedure, contest the validity or application of any such standard in any reasonable manner which does not materially adversely affect the interests of the Lessor and does not involve any non-de minimis risk of sale, forfeiture or loss of the Aircraft or the interest of Lessor therein, any non-de minimis risk of civil penalty, or any risk of criminal liability, being imposed on Lessor.
In addition, the Lessee (or a Permitted Sublessee), at its own expense, may from time to time make or cause to be made such alterations and modifications in and additions to the Airframe and any Engine as the Lessee (or such Permitted Sublessee) may deem desirable in the proper conduct of its business including, without limitation, removal of Parts which Lessee (or such Permitted Sublessee) deems are obsolete or no longer suitable or appropriate for use in the Aircraft, Airframe or such Engine so long as the aggregate value of such removed Parts (based on their value as of the Delivery Date) does not exceed $200,000, provided further that no such alteration, modification or addition diminishes
--------
the value, utility, condition or airworthiness of such Airframe or Engine below the value, utility, condition or airworthiness thereof immediately prior to such alteration, modification or addition, assuming such Airframe or Engine was then in the condition required to be maintained by the terms of this Lease, except that the value (but not the utility, condition or airworthiness) of the Aircraft may be reduced by the value of Parts which the Lessee (or such Permitted Sublessee) has removed as permitted above. Title to all Parts incorporated or installed in or attached or added to the Airframe or any Engine as the result of any alteration, modification or addition effected by the Lessee (or a Permitted Sublessee) shall, without further act, vest in the Lessor free and clear of any Liens except Permitted Liens and become subject to this Lease; provided that the
                                                               --------
Lessee (or such Permitted Sublessee) may, at any time during the Term, remove any such Part from the Airframe or an Engine if (i) such Part is in addition to, and not in replacement of or in substitution for, any Part originally incorporated or installed in or attached to such Airframe or Engine at the time of delivery thereof hereunder or any Part in replacement of, or in substitution for, any such original Part, (ii) such Part is not required to be incorporated or installed in or attached or added to such Airframe or Engine pursuant to the terms of Section 5(d) or the first sentence of this Section 7(d) and (iii) such Part can be removed from such Airframe or Engine without diminishing or impairing the value, condition, utility or airworthiness which such Airframe or Engine would have had at the time of removal had such alteration, modification or addition not been effected by the Lessee (or such Permitted Sublessee) assuming the Aircraft was otherwise maintained in the condition required by this Lease. Upon the removal by the Lessee (or such Permitted Sublessee) of any such Part as above provided and the installation of a Replacement Part as provided herein (if applicable), title to such replaced Part shall, without further act, vest in the Lessee (or such Permitted Sublessee), in "as-is, where-is" condition without any representation or warranty by, or recourse to, Lessor, free and clear of all rights of the Lessor and any Lessor's Liens and such Part shall no longer be deemed a Part hereunder. Any Part not removed by the Lessee (or a Permitted Sublessee) as above provided prior to the return of the Airframe or respective Engine to the Lessor hereunder shall remain the property of the Lessor. Lessee shall repair all damage to the Aircraft resulting from any such installation and/or removal of additions so as to restore the Aircraft to its condition prior to installation, ordinary wear and tear excepted assuming the Aircraft was in the condition and repair then required to be maintained by the terms hereof.

           (e) Substitution of Engines.
               -----------------------

           So long as no Specified Default shall have occurred and be continuing at the time of notice or completion of the substitution of a Replacement Engine, the Lessee (or a Permitted Sublessee) shall have the right at its option at any time, on at least 30 days' prior notice to the Lessor, to substitute, and if an Event of Loss shall have occurred with respect to an Engine under circumstances in which there has not occurred an Event of Loss with respect to the Airframe, shall within 120 days of the occurrence of such Event of Loss and on at least five days' prior notice to the Lessor substitute, a Replacement Engine for any Engine not then installed or held for use on the Airframe. In such event, immediately upon the effectiveness of such substitution on the date set forth in such notice and without further act, (i) title to the Replacement Engine shall thereupon vest in the Lessor free and clear of all Liens (other than Permitted Liens), (ii) title to the replaced Engine shall thereupon vest in the Lessee (or its designee), in "as-is, where-is" condition without any representation or warranty by, or recourse to, Lessor, free and clear of all rights of the Lessor and any Lessor's Liens and shall no longer be deemed an Engine hereunder, and (iii) such Replacement Engine shall become subject to this Lease and be deemed part of the Aircraft for all purposes hereof to the same extent as the Engine originally installed on or attached to the Airframe. At the time of the substitution of a Replacement Engine, the following conditions shall be satisfied at the Lessee's sole cost and expense and the parties agree to, at the reasonable request of the Lessee, cooperate with the Lessee to the extent necessary to enable it to timely satisfy such conditions:

                    (i) the following documents shall be duly authorized, executed and delivered by the respective party or parties thereto, and an executed counte rpart of each shall be delivered to the Lessor:

                         (A) a Lease Supplement covering the Replacement Engine, which shall have been duly filed for recordation with the FAA;

                         (B) a full warranty bill of sale (as to title and Liens), in form and substance satisfactory to the Lessor, covering the Replacement Engine, executed by the owner thereof in favor of the Lessor;

                         (C) "precautionary" Uniform Commercial Code financing statements as are deemed necessary or desirable by counsel for the Lessor to protect the ownership interests of the Lessor in the Replacement Engine;

                         (D) an Officer's Certificate of the Lessee certifying that the Replacement Engine is of at least equal value, remaining useful life and utility, and in as good operating condition, as the Engine it replaces assuming such Engine had been maintained in the condition required hereunder;

                         (E) an opinion of qualified FAA counsel as to the due recordation of the Lease Supplement and all other documents or instruments the recordation of which is necessary to perfect and protect the rights of the Lessor in the Replacement Engine;

                    (F) to the extent that an engine warranty in respect of such Replacement Engine is available to the Lessee, an engine warranty assignment covering such Replacement Engine, in substantially the form of the Engine Warranty Assignment or otherwise in such form and substance satisfactory to the Lessor and a consent to such engine warranty assignment, in substantially the form of the Engine Warranty Assignment or otherwise in such form and substance satisfactory to the Lessor;

                    (G) evidence of compliance with the insurance provisions of
          Section 9 with respect to such Replacement Engine; and

                    (H) if requested by Lessor, Lessor shall have received an appraisal satisfactory to it confirming that the Replacement Engine satisfies the conditions set forth in the definition thereof;

          (ii) the Lessee shall furnish (or cause to be furnished to) the Lessor with an opinion, reasonably satisfactory in form and substance to the Lessor, of the Lessee's counsel, which may be the Lessee's General Counsel or Associate General Counsel, to the effect that such bills of sale or other documents reasonably requested by the Lessor are sufficient to convey good and marketable title to such Replacement Engine to the Lessor; and

          (iii) at Lessor's option (x) the Lessor shall have received an opinion of independent tax counsel (selected by the Lessor and reasonably acceptable to the Lessee), reasonably satisfactory to the Lessor, to the effect that there shall be no risk of adverse tax consequences resulting from such replacement (and the Lessor shall use its reasonable efforts to cause a timely opinion to be delivered) or (y) the Lessee shall have provided, or caused to be provided, an indemnity in respect of any adverse tax consequences reasonably satisfactory in form and substance to the Lessor.

     Upon satisfaction of all conditions to such substitution, (x) the Lessor shall, at the expense of the Lessee, execute and deliver to the Lessee such bills of sale and other documents and instruments as the Lessee shall reasonably request to evidence the transfer to the Lessee and vesting of all right, title and interest in and to the replaced Engine in the Lessee, in "as-is, where-is" condition without any representation or warranty by, or recourse to, Lessor, free and clear of all right, title and interest of the Lessor and any Lessor's Liens; (y) the Lessor shall, at the request and expense of the Lessee, assign to the Lessee all claims it may have against any other Person relating to an Event of Loss giving rise to such substitution (other than those in respect of insurance maintained by the Lessor pursuant to Section 9(f)) and (z) the Lessee shall be entitled to receive all insurance proceeds (other than those reserved to others under Section 9(f) hereof) and proceeds in respect of any Event of Loss giving rise to such replacement to the extent not previously applied to the purchase price of the Replacement Engine as provided in Sections 9(e)(i) and 8(e)(ii).

 Section 8.    Loss, Destruction or Requisition.
               --------------------------------

               (a)  Event of Loss with Respect to the Airframe.
                    ------------------------------------------

               Upon the occurrence of an Event of Loss with respect to the Airframe, the Lessee shall forthwith (and in any event within 5 Business Days after such occurrence) give the Lessor notice of such Event of Loss. The Lessee shall, within 60 days after such occurrence, give the Lessor written notice of its election to perform one of the following options (it being agreed that if the Lessee shall not have given the Lessor such notice of such election, the Lessee shall be deemed to have elected to perform the option identified in the following clause (ii)):

                    (i) subject to the satisfaction of the conditions contained in Section 8(d), on a date not more than 180 days after the occurrence of the Event of Loss (or, if earlier, the last day of the Term), convey or cause to be conveyed to the Lessor, and to be leased by the Lessee hereunder in replacement of the Airframe and Engines with respect to which the Event of Loss occurred, a Replacement Airframe (together with the same number of Replacement Engines as the number of Engines, if any, which were subject to such Event of Loss), such Replacement Airframe and Replacement Engines to be free and clear of all Liens except Permitted Liens and to have a remaining useful life, estimated residual value, value and utility at least equal to the Airframe and Engines, if any, so replaced (assuming such Airframe and Engines were in the condition and repair required by the terms hereof) and to be an airframe that is the same model and same or later vint age as the Airframe to be replaced thereby, or an improved model; provided that, if the Lessee shall not perform
                               -------- ----
               its obligation to effect such replacement under this clause (i) during the 180-day period of time provided herein (or, if earlier, the last day of the Term), it shall give the Lessor notice to such effect upon or before the expiration of such period of time and shall promptly pay on the first Termination Date next following the thirtieth (30th) day after the date of such notice to the Lessor (or, if earlier, the last day of the
               Term), in immediately available funds, the amount specified in clause (ii) below; and provided further, that in the event the
                                      -------- -------
               Lessor is not, prior to the 90/th/ day following such Event of
               Loss, holding the proceeds of insurance paid to the Lessor (as loss payee) as a result of such Event of Loss in an amount at least equal to the applicable Termination Value, the Lessee shall provide collateral (in a form reasonably acceptable to the Lessor) in such amount (or if such insurance proceeds are being so held at such time by the Lessor but are in an amount less than Termination Value, in the amount of such deficiency) to the Lessor, which collateral shall be released to the Lessee upon the earlier of (x) performance by the Lessee of its obligations under this Section 8(a) or (y) the proceeds of such insurance in such required amount being paid to Lessor (as loss payee pursuant to Section 9); or

               (ii) pay or cause to be paid to the Lessor in immediately available funds, on a date which shall be a Termination Date not more than 180 days after the occurrence of the Event of Loss, an amount equal to (A) the arrears portion, if any, of Basic Rent payable on such Termination Date, together with all unpaid Basic Rent, if any, payable before such Termination Date plus (B) all unpaid Supplemental Rent (other than Termination Value) due on or before such payment date, plus (C) the Termination Value for the Aircraft determined as of such Termination Date or, if such Termination Date is beyond the end of the Term, the Termination Value as of the last Termination Date of the Term plus (D) all out-of-pocket expenses (including reasonable attorneys' fees) incurred by the Lessor in connection with such Event of Loss.

          (b)  Effect of Replacement.
               ---------------------

          Should the Lessee have provided a Replacement Aircraft as provided for in Section 8(a)(i), (i) this Lease shall continue with respect to such Replacement Aircraft as though no Event of Loss had occurred; (ii) the Lessor shall, at the expense of Lessee, convey "as-is, where-is", without representation, recourse or warranty except for a warranty against Lessor's Liens, to the Lessee all right, title and interest of the Lessor, in and to the Airframe and the Engine or Engines, if any, installed on the Airframe upon the occurrence of the Event of Loss by executing and delivering to the Lessee such bills of sale and other documents and instruments as the Lessee may reasonably request to evidence such conveyance; (iii) the Lessor shall, at the request and expense of Lessee, assign to the Lessee all claims it may have against any other Person arising from the Event of Loss (except with respect to insurance obtained in accordance with Section 9(f)) and (iv) the Lessee shall be entitled to receive all insurance proceeds (other than those reserved to others under Section 9(f)) and proceeds from any award in respect of condemnation, confiscation, seizure or requisition, including any investment interest thereon, to the extent not previously applied to the purchase price of the Replacement Aircraft as provided in Sections 9(e)(iii) and 8(e)(i).

          (c)  Effect of Termination Value Payment.
               -----------------------------------

          In the event of a payment in full of the Termination Value for the Aircraft and other Rent payable as provided in Section 8(a)(ii), (i) this Lease and the obligations of the Lessee to pay Rent (except for Supplemental Rent obligations which survive pursuant to Section 3(c) and Articles 6 and 7 of the Supplemental Agreement or the Tax Indemnity Agreement or which have accrued but have not otherwise been paid as of the date of such payment) shall terminate and the Term shall end, (ii) any remaining insurance proceeds (other than those reserved to others under Section 9(f)), including any investment interest thereon, shall be promptly paid over to the Lessee; and (iii) the

Lessor, at the expense of Lessee, shall convey, "as-is, where-is" without representation, recourse or warranty, except for a warranty against Lessor's Liens attributable to Lessor, to the Lessee all right, title and interest of the Lessor in and to the Airframe and Engines and shall execute and deliver to the Lessee such bills of sale and other documents and instruments as the Lessee may reasonably request to evidence such conveyance.

          (d)  Conditions to Airframe Replacement.
               ----------------------------------

          The Lessee's right to substitute a Replacement Aircraft as provided in
Section 8(a)(i) shall be subject to the fulfillment, at the Lessee's sole cost and expense, in addition to the conditions contained in such Section 8(a)(i), of the following conditions precedent:

               (i) On the date when the Replacement Aircraft is delivered to the Lessor (such date being referred to in this Section 8(d) as the "Replacement Closing Date"), no Specified Default shall have occurred and be continuing and the Lessor shall have received an Officer's Certificate so certifying;

               (ii) On the Replacement Closing Date the following documents shall have been duly authorized, executed and delivered by the respective party or parties thereto and shall be in full force and effect, and an executed counterpart of each thereof (or, in the case of the FAA Bills of Sale (or a comparable document, if any, of another Aeronautical Authority, if applicable) referred to below, a photocopy thereof) shall have been delivered to the Lessor:

                    (i) a Lease Supplement covering the Replacement Aircraft, which shall have been duly filed for recordation with the FAA;

                    (ii) an FAA Bill of Sale (or a comparable document, if any, of another Aeronautical Authority, if applicable) covering the Replacement Aircraft, executed by the owner thereof in favor of the Lessor, and dated the Replacement Closing Date;

                    (iii) a full warranty (as to title and Liens) bill of sale, in form and substance satisfactory to the Lessor, covering the Replacement Aircraft, executed by the owner thereof in favor of the Lessor, dated the Replacement Closing Date and guaranteed by the Lessee;

                    (iv) such "precautionary" Uniform Commercial Code financing statements as are deemed necessary or desirable by counsel for the Lessor to protect the ownership interests of the Lessor in the Replacement Aircraft;

                    (v) an Officer's Certificate of the Lessee certifying that the Replacement Aircraft is a Canadair Regional Jet Series 200 ER aircraft of a more advanced model, is in as good operating condition as, and has a value, remaining useful life, estimated residual value and utility at least equal to, the Aircraft it replaces, assuming such Aircraft had been maintained in the condition required hereunder;

                    (vi) a residual value agreement which is either (x) a renewal of the Residual Agreement, or (y) a residual value agreement that is substantially identical to the Residual Agreement, covering the Replacement Aircraft; and

                    (vii) a deficiency agreement which is either (x) a renewal of the Deficiency Agreement, or (y) a deficiency agreement that is substantially identical to the Deficiency Agreement, covering the Replacement Aircraft;

               (iii) On or before the Replacement Closing Date, the Lessor (acting directly or by authorization to its special counsel) shall have received such documents and evidence with respect to the Lessee or the owner of such Replacement Aircraft, as the Lessor or its special counsel may reasonably request in order to establish the consummation of the transactions contemplated by Section 8(a)(i) and this Section 8(d), the taking of all necessary corporate action in connection therewith and compliance with the conditions set forth in this Section 8(d), in each case in form and substance reasonably satisfactory to the Lessor;

               (iv) The Lessor (acting directly or by authorization to its special counsel) shall each have received satisfactory evidence as to the compliance with Section 9 hereof with respect to the Replacement Aircraft;

               (v) On the Replacement Closing Date, (A) the Lessor shall receive good and marketable title to the Replacement Aircraft free and clear of Liens (other than Permitted Liens), (B) the Replacement Aircraft shall have been duly certified by the Aeronautical Authority as to type and airworthiness in accordance with the terms of this Lease, and (C) application for registration of the Replacement Aircraft in accordance with
     Section 5(e) shall have been duly made with the Aeronautical Authority;

               (vi) The Lessor shall have received an appraisal satisfactory to it with respect to the Replacement Aircraft;

               (vi) The Lessor shall have received (acting directly or by authorization to its special counsel) (A) an opinion, satisfactory in form and substance to the Lessor, of counsel to the Lessee (which may be the Lessee's General Counsel) to the effect that (x) the bill of sale referred to in clause (ii)(D) above constitutes an effective instrument for the conveyance of good and marketable title to the Replacement Airframe and Replacement Engines, if any, to the Lessor, (y) all documents executed and delivered by the Lessee pursuant to this Section 8(d) have been duly authorized, executed and delivered by the Lessee and constitute legal, valid and binding obligations of, and are enforceable against, the Lessee in accordance with their respective terms, and (z) the Lessor is entitled to the benefits of Section 1110 with respect to such Replacement Aircraft to the same extent as with respect to the replaced Aircraft immediately preceding such replacement; and (B) an opinion of qualified FAA counsel (or counsel in such jurisdiction outside of the United States where the Aircraft may be registered in accordance with Section 5(e)), as to, in the case of FAA counsel, the due recordation of the Lease Supplement and all other documents or instruments the recordation of which is necessary to perfect and protect the rights of the Lessor in the Replacement Aircraft or, in the case of counsel in another jurisdiction, the taking of all action necessary in such jurisdiction for such purposes;

          (viii) (1) The Lessor shall have received an opinion of independent tax counsel (selected by the Lessor and reasonably acceptable to the Lessee), reasonably satisfactory to the Lessor, to the effect that there shall be no risk of adverse tax consequences resulting from such replacement (and the Lessor shall use its reasonable efforts to cause a timely opinion to be delivered) and (2) the Lessee shall have provided, or caused to be provided, an indemnity in respect of any adverse tax consequences in form and substance satisfactory to the Lessor.

     Lessee shall promptly reimburse the Lessor for all out-of-pocket costs (including reasonable attorneys' fees) incurred by it in connection with any substitution of a Replacement Aircraft pursuant to this Section 8.

     (e)  Non-Insurance Payments Received on Account of an Event of Loss.
          --------------------------------------------------------------

     As between the Lessor and the Lessee, any payments on account of an Event of Loss (other than insurance proceeds or other payments the application of which is provided for in this Section 8 or elsewhere in this Lease, as the case may be, or payments in respect of damage to the business or property of the Lessee) with respect to the Aircraft, an Engine or any Part received at any time by the Lessor or by the Lessee from any governmental authority or other Person will be applied as follows:

          (i) if such payments are received with respect to an Event of Loss as to the Aircraft, and the Airframe or the Airframe and the Engines or engines installed thereon are being replaced by the Lessee pursuant to Section 8(a)(i), such payments shall be paid over to, or retained by, the Lessee, provided that
                                                                 --------
     if the Lessee has not completed such replacement pursuant to the terms of this Lease, such payments shall be paid over to, or retained by, the Lessor as security, and upon completion of, or in connection with a closing for, such replacement, be paid over to or retained by the Lessee;

             (ii) if such payments are received with respect to an Event of Loss to an Engine that has been or is being replaced by the Lessee pursuant to the terms hereof, such payments shall be paid over to, or retained by, the Lessee, provided that if the Lessee has not completed such replacement
                 --------
     pursuant to the terms of this Lease, such payments shall be paid over to, or retained by, the Lessor as security, and upon completion of, or in connection with a closing for, such replacement, be paid over to or retained by the Lessee; and

             (iii) if such payments are received with respect to an Event of Loss as to the Aircraft, and if the Airframe or the Airframe and the Engines or engines installed thereon have not been and will not be replaced as contemplated by Section 8(a), (x) so much of such payments as shall not exceed the Termination Value required to be paid by the Lessee pursuant to
     Section 8(a) hereof shall be applied in reduction of the Lessee's obligation to pay such Termination Value and other amounts, to the extent not already paid by the Lessee, and, after the Termination Value and all amounts required to be paid to the Lessor pursuant to Section 8(a)(ii) above shall be paid in full, shall be applied to reimburse the Lessee for such Termination Value up to the full amount thereof, and (y) the balance, if any, of such payment remaining thereafter shall be applied to reimburse the Lessee and the Lessor for their out-of-pocket costs (including reasonable attorney's fees), if any, of procuring such payments, and (z) the balance remaining, if any, (i) if attributable to Lessor's loss of its residual value in the Aircraft, shall then be paid over to or retained by the Lessor, and (ii) if attributable to Lessee's loss of use of the Aircraft for the remainder of the Term, shall then be paid over to or retained by the Lessee.

     (f)     Requisition for Use.
             -------------------

     In the event of a requisition for use by any government during the
Term of the Airframe and the Engines, if any, or engines installed on the Airframe (including the Government pursuant to the CRAF Program), the Lessee shall promptly notify the Lessor of such requisition and, if the same does not constitute an Event of Loss, all of the Lessee's obligations under this Lease shall continue to the same extent as if such requisition had not occurred except to the extent that the performance or observance of any obligation by the Lessee shall have been prevented or delayed by such requisition, provided that the
                                                          --------
Lessee's obligations for the payment of money and under Section

9 (except, in the case of Section 9, while an assumption of liability by the government of the United States of the scope referred to in Section 5(c) is in effect) shall not be reduced, delayed or affected by such requisition. Any payments received by the Lessor or the Lessee from such government with respect to the use of such Airframe or Engines during the Term shall be paid over to, or retained by, the Lessee. Any payments received by the Lessor or Lessee from such government with respect to the use of the Airframe or Engines after the Term shall be paid over to, or retained by, Lessor. In the event of an Event of Loss of an Engine resulting from the requisition for use by a government of such Engine (but not the Airframe), the Lessee will replace such Engine hereunder by complying with the terms of Section 7(e) and any payments received by the Lessor or the Lessee from such government with respect to such requisition shall be paid over to, or retained by, the Lessee.

               (g)  Certain Payments to be Held As Security.
                    ---------------------------------------

               Any amount referred to in this Section 8 or Section 9 hereof which is payable to the Lessee shall not be paid to the Lessee, or, if it has been previously paid directly to the Lessee, shall not be retained by the Lessee, if at the time of such payment or at any applicable time thereafter, a Specified Default shall have occurred and be continuing, but shall be paid to and held by the Lessor as security for the obligations of the Lessee under this Lease, unless and until applied by Lessor to Lessee's obligations at any time that an Event of Default shall have occurred and be continuing, and at such time as there shall not be continuing any Specified Default, to the extent such amounts have not been so applied, such amount and any gain realized as a result of Permitted Investments required to be made pursuant to Section 15 shall be paid over to the Lessee.

 Section 9.    Insurance.
               ---------

               (a)  Public Liability and Property Damage Insurance.
                    ----------------------------------------------

               Subject to the rights of the Lessee under Section 9(d), the Lessee shall, without expense to the Lessor, maintain or cause to be maintained in effect at all times during the Term with insurers of nationally or internationally recognized responsibility public liability insurance (including, without limitation, aircraft third party, passenger legal liability, property damage, general third party legal liability and product liability coverage but excluding manufacturer's product liability coverage) with respect to the Aircraft in an amount not less than the greater of (i) the amount which Lessee may carry from time to time on other similar aircraft in its fleet (whether owned or leased) and (ii) the Minimum Liability Amount; provided that an
                                                        --------
agreement of the Government for the benefit of the Additional Insureds to insure against or indemnify for substantially the same risks to at least the same amount shall satisfy the requirements of this Section 9(a), provided that on or
                                                            --------
prior to the date of such agreement, the Lessee shall provide an Officer's Certificate of the Lessee certifying that any such insurance or indemnity provides protection no less favorable than insurance coverage that would comply with this Section 9. Such insurance shall be of the type usually carried by the Lessee with respect to similar aircraft and engines, and covering risks of the kind customarily insured against by the Lessee.

          During any period that the Aircraft is grounded and not in operation, the Lessee may modify the insurance required by this Section 9(a) to modify the amounts of public liability and property damage insurance, the scope of the risks covered and the type of insurance, in all circumstances to conform to such insurance customary in the United States airlines industry for regional air carriers similarly situated with the Lessee in respect of similar aircraft which are grounded, not in operation, and stored or hangared, except that in all instances, the amounts of coverage and scope of risk covered and the type of insurance shall be at a minimum no less favorable than the insurance as from time to time applicable to aircraft owned or leased by Lessee on the ground, not in operation, and stored or hangared.

          (b)  Insurance Against Loss or Damage to the Aircraft and Engines.
               ------------------------------------------------------------

          Subject to the rights of the Lessee under Section 9(d), the Lessee shall, without expense to the Lessor, maintain or cause to be maintained in effect at all times during the Term with insurers of nationally recognized responsibility (i) all risk, agreed value, ground and flight hull insurance, which may, except as provided below, exclude war risks and allied perils, covering the Aircraft for an amount at all times (even when the Aircraft is grounded or in storage) not less than the Termination Value from time to time; provided that, neither the Lessee nor any Permitted Sublessee shall be required
-------- ----
to maintain all-risk flight aircraft hull insurance with respect to any period in which the Aircraft is grounded and properly stored or hangared. Such insurance shall not provide insurers with a right to replace the Airframe or any Engine with another airframe or Engine. Such hull insurance or other personal property insurance of the Lessee (or a Permitted Sublessee) shall cover Engines or engines and Parts temporarily removed from the Airframe, pending replacement by installation of the same or similar Engines, engines or Parts on the Airframe. Such insurance shall be of the type usually carried by the Lessee with respect to similar aircraft and engines, and covering risks of the kind customarily insured against by the Lessee. If and to the extent that the Lessee or a Permitted Sublessee operates the Aircraft (A) on routes where it maintains war risk, hijacking or allied perils insurance in effect with respect to other similar owned or leased aircraft in its fleet, (B) on routes (other than routes within the United States, Canada, Mexico, Bermuda and islands other than Cuba in the Caribbean Basin) where the custom in the industry is to carry war risk insurance or (C) in any area of recognized hostilities, the Lessee or such Permitted Sublessee shall maintain or cause to be maintained such insurance in effect with respect to the Aircraft in the amount at least equal to Termination Value from time to time. An agreement by the Government to insure against or indemnify for substantially the same risks to at least the same amount will satisfy any of the requirements of this Section 9(b).

          (c)  Additional Insureds; Loss Payment.
               ---------------------------------

          The Lessee shall cause all policies of insurance carried in accordance with this Section 9 to name the Additional Insureds as their respective interests may appear as additional insureds. Such policies shall provide with respect to such Additional Insureds that (i) none of their respective interests in such policies shall be invalidated by any act or omission or breach of warranty or condition contained in such policies by the Lessee or, in the case of any particular Additional Insured, any other Additional Insured; (ii) no cancellation or lapse of coverage for nonpayment of premium or otherwise, and no substantial change of coverage which adversely affects the interests of any such Additional Insured, shall be effective as to such Additional Insured until 30 days (or such lesser period as may be applicable in the case of any war risk coverage) after receipt by such Additional Insured of written notice from the insurers of such cancellation, lapse or change; (iii) they shall have no liability for premiums, commissions, calls, assessments or advances with respect to such policies; (iv) such policies will be primary without any right of contribution from any other insurance carried by such Additional Insureds; (v) the insurers waive any rights of set-off, counterclaim, deduction or subrogation against such Additional Insureds; (vi) shall apply worldwide and have no territorial restrictions or limitations (except, in the case of war, hijacking or related perils insurance, as otherwise permitted hereunder); and (vii) shall contain a 50/50% Clause per Lloyd's Aviation Underwriter's Association Standard Policy Form AVS 103. Each liability policy shall provide that all the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured and each hull policy shall provide that the exercise by the insurer of rights of subrogation derived from rights retained by the Lessee will not delay payment of any claim that would otherwise be payable but for such rights of subrogation. Each hull policy shall name the Lessor as loss payee; provided that, so long as the
                                            -------- ----
insurers shall not have received written notice that an Event of Default has occurred and is continuing, if insurance proceeds in the aggregate equal $2,000,000 or less, then such proceeds shall be payable to the Lessee and, notwithstanding the foregoing, any amounts up to Termination Value (i) of any proceeds which in the aggregate exceed $2,000,000, (ii) of any proceeds in respect of a total loss or an Event of Loss or (iii) if the insurers shall have received written notice that an Event of Default has occurred and is continuing, any proceeds with respect to any single loss, shall be payable to such loss payee.

          (d)  Deductibles and Self-Insurance.
               ------------------------------

          The Lessee may from time to time self-insure, by way of deductible or premium adjustment provisions in insurance policies or otherwise, the risks required to be insured against pursuant to this Section 9 in such amounts as are then self-insured with respect to similar owned or leased aircraft in the Lessee's fleet but in no case shall such self-insurance in the aggregate exceed on an annual basis, on a per occurrence or on fleetwide basis, an amount equal to 4% of the Lessee's tangible net worth, calculated as at the end of the Lessee's immediately preceding fiscal year (but in no event to exceed $15,000,000). A deductible per occurrence that is not in excess of the prevailing standard market deductible for similar aircraft shall be permitted, for each aircraft in the Lessee's fleet, in addition to such self-insurance.

     (e)     Application of Hull Insurance Proceeds.
             --------------------------------------

     Subject to Section 8(g), as between the Lessor and the Lessee, any payments received under policies of hull or other property insurance required to be maintained by the Lessee pursuant to Section 9(b), shall be applied as follows:

             (i) if such payments are received with respect to loss or damage (including an Event of Loss with respect to an Engine) not constituting an Event of Loss with respect to the Airframe, payments in the aggregate of $2,000,000 or less shall be paid over to or retained by the Lessee and, subject to Section 9(c), any payments which in the aggregate are greater than $2,000,000 shall be paid over to or retained by the Lessor for payment to the Lessee only upon performance of its repair or replacement obligation;

           (ii) if such payments are received with respect to an Event of Loss with respect to the Airframe and the Airframe is not being replaced by the Lessee pursuant to Section 8(a)(i), so much of such payments as shall not exceed the Termination Value and other amounts required to be paid by the Lessee pursuant to Section 8(a)(ii) shall be applied in reduction of the Lessee's obligation to pay such amounts if not already paid by the Lessee, and to reimburse the Lessee if such amounts shall have been paid, and the balance, if any, of such payments shall be promptly paid over to or retained by the Lessee; and

           (iii) if such payments are received with respect to the Airframe or the Airframe and Engines or engines installed thereon and the Airframe is being replaced by the Lessee pursuant to Section 8(a)(i), such payments shall be paid over to, or retained by the Lessee, provided that if the Lessee has not completed such replacement and the performance of all other obligations under Section 8(d), such payments shall be paid over to, or retained by, the Lessor as security, and upon completion of, or in connection with a closing for, such replacement, be paid over to or retained by the Lessee.

     (f)   Insurance for Own Account.
           -------------------------

     Nothing in this Section 9 shall prohibit the Lessor, the Lessee or any Additional Insured from obtaining insurance with respect to the Aircraft for its own account (including, without limitation, in the case of the Lessee, hull insurance under the same policies maintained pursuant to this Section 9 in amounts in excess of those required to be maintained pursuant to this Section 9) and any proceeds payable thereunder shall be payable as provided in the insurance policy relating thereto, provided that no such insurance may be
                                   --------
obtained which would limit or otherwise adversely affect the availability of coverage or payment of any insurance required to be obtained or maintained pursuant to this Section 9, it being understood that all salvage rights to the Airframe or the Engines shall remain with the Lessee's insurers at all times.

          (g) Reports, etc.
              ------------

          Lessee will furnish to the Lessor (A) on or prior to the Delivery Date, insurance certificates describing in reasonable detail the insurance maintained by Lessee as required pursuant to this Section 9, (B) prior to the cancellation, lapse or expiration of the insurance policies required pursuant to this Section 9, evidence of renewal of such insurance policies, and (C) on or prior to the Delivery Date and on or before the renewal dates of the insurance policies carried by the Lessee pursuant to this Section 9, a report signed by a firm of aircraft insurance brokers, not affiliated with the Lessee, appointed by the Lessee and reasonably satisfactory to the Lessor, stating the opinion of such firm that all premiums in connection with the insurance then due have been paid and the insurance then carried and maintained on the Aircraft complies with the terms hereof and, in the case of renewal insurance, that such renewal insurance will on and after the effective date thereof so comply with the terms hereof, provided that all information contained in such report shall be held
        --------
confidential by the Lessor, and shall not be furnished or disclosed by it to anyone except its legal counsel, insurance brokers or advisors, bona fide prospective transferees of the Lessor and their respective agents (provided that
                                                                   --------
they shall agree for the benefit of the Lessee to hold all such information similarly confidential) or as may be required by Applicable Law. The Lessee will instruct such firm to give prompt written advice to the Lessor of any default in the payment of any premium and of any other act or omission on the part of the Lessee of which it has knowledge and which would in such firm's opinion invalidate or render unenforceable, in whole or in any material part, any insurance on the Aircraft. The Lessee will also instruct such firm to advise the Lessor in writing at least 30 days prior to the termination or cancellation of, or material adverse change in, such insurance carried and maintained on the Aircraft pursuant to this Section 9 (or such lesser period as may be applicable in the case of war risk coverage).

          (h) Right to Pay Premiums.
              ---------------------

          The Additional Insureds shall have the rights but not the obligations of an additional named insured. None of Lessor and the other Additional Insureds shall have any obligation to pay any premium, commission, assessment or call due on any such insurance (including reinsurance). Notwithstanding the foregoing, in the event of cancellation of any insurance due to the nonpayment of premiums, each of Lessor and the other Additional Insureds shall have the option, in its sole discretion, to pay any such premium in respect of the Aircraft that is due in respect of the coverage pursuant to this Lease and to maintain such coverage, as Lessor or the other Additional Insureds may require, until the scheduled expiry date of such insurance and, in such event, Lessee shall, upon demand, reimburse Lessor and the other Additional Insureds for amounts so paid by them.


Section 10.    Liens.
               -----

               The Lessee shall not during the Term directly or indirectly voluntarily or involuntarily create, incur, assume or suffer to exist any Lien on or with respect to the Aircraft, Airframe, any Engine or any Part or title thereto or any interest therein or in this Lease except (a) the respective rights of the Lessor and the Lessee as provided herein and the rights of the parties to the other Operative Agreements; (b) the rights of others under agreements or arrangements to the extent expressly permitted in Sections 5(b) and 7(c); (c) Liens for Taxes either not yet due or being contested in good faith by appropriate proceedings (and for which adequate reserves have been provided if required in accordance with generally accepted accounting principles) so long as such proceedings do not involve any non-de minimis risk of the sale, forfeiture or loss of the Aircraft, Airframe or an Engine or the interest of Lessor therein or any risk of criminal liability or any material risk of civil penalty against Lessor; (d) Liens of suppliers, mechanics, workers, repairers, employees, airport operators, air traffic control authorities or other like Liens arising in the ordinary course of business and for amounts the payment of which is either not yet delinquent or is being contested in good faith (and for the payment of which adequate reserves have been provided if required in accordance with generally accepted accounting principles) by appropriate proceedings, so long as such proceedings do not involve a non-de minimis risk of the sale, forfeiture or loss of the Airframe or an Engine or the interest of Lessor therein or any risk of criminal liability or any material risk of civil penalty against Lessor; (e) Liens arising out of judgments or awards against the Lessee so long as there shall be in effect with respect to which a stay of execution; (f) Lessor's Liens; (g) salvage and similar rights of insurers under policies of insurance maintained with respect to the Aircraft and (h) Liens with respect to which the Lessee (or any sublessee) has provided a bond or other security adequate in the good faith opinion of the Lessor. Liens described in clauses (a) through (h) above are referred to herein as "Permitted Liens." The Lessee shall promptly, at its own expense, take such action as may be necessary to duly discharge (by bonding or otherwise) any Lien other than a Permitted Lien arising at any time during the Term.

Section 11.    Recordation and Further Assurances.
               ----------------------------------

               (a) Recordation of Lease.
                   --------------------

               The Lessee shall cause this Lease, any Lease Supplements, and any and all additional instruments which shall be executed pursuant to the terms hereof to be kept, filed and recorded and to be re-executed, refiled and re-recorded at all times during the Term with the FAA or other Aeronautical Authority to the extent required to perfect and preserve the Lessor's interest in the Aircraft and/or as Lessor shall reasonably request.

               (b) Further Assurances.
                   ------------------

               The Lessee and the Lessor will each promptly and duly execute and deliver to the other such further documents and assurances and take such further action as the other may from time to time reasonably request in order to more effectively carry out the intent and purpose of this Lease and to establish and protect the rights and remedies created or intended to be created in favor of the Lessor and the Lessee hereunder, including, without limitation, if requested by the Lessor or the Lessee, the execution and delivery of supplements or amendments hereto, in recordable form, subjecting any replacement or substituted aircraft or engine to this Lease and the recording or filing of counterparts hereof, or of financing statements with respect hereto; provided, however, the
                                                        --------  -------
Lessor will not be required to take any action under this Section 11 to the extent such action would be inconsistent with the terms of this Lease or impose any additional liability on Lessor hereunder or under any other Operative Agreement.

Section 12.    Return of Aircraft and Records.
               ------------------------------

               (a) Return of Aircraft.
                   ------------------

               Upon the termination of this Lease at the expiration of the Term or upon the earlier termination of this Lease pursuant to the terms hereof, unless the Lessee shall purchase the Aircraft or there shall have been an Event of Loss with respect to the Aircraft, the Lessee, at its own expense, shall, except as otherwise expressly provided herein, return the Airframe by delivering the same to the Lessor in the continental United States of America at a location on the Lessee's domestic route system chosen by the Lessee and reasonably acceptable to the Lessor, fully equipped with two Engines or other General Electric CF34-3B1 Series 200 engines (or engines of the same manufacturer of a comparable or an improved model and suitable for installation and use on the Airframe and owned by the Lessee) duly installed thereon.

               (b) Return of Other Engines.
                   -----------------------

               In the event any engine not owned by the Lessor shall be returned with the Airframe, such engine shall satisfy the requirements for a Replacement Engine, shall be free and clear of all Liens other than Lessor's Liens and shall have a value, remaining useful life, utility and condition at least as great as the Engine replaced (assuming such Engine was maintained in accordance with the terms hereof) and the Lessee shall, at its own expense and concurrently with such return, furnish the Lessor with (i) a full warranty bill of sale guaranteed by Lessee, in form and substance reasonably satisfactory to the Lessor, (ii) an Officer's Certificate as described in Section 7(e)(i)(D), and (iii) an opinion of counsel to the Lessee as described in Section 7(e)(ii), with respect to each such engine and shall take such other action as required by Section 7(e) to cause such engine to be a Replacement Engine or as the Lessor may reasonably request in order that such engine shall be duly and properly titled in the Lessor free and clear of all Liens other than Lessor's Liens. Upon passage of title such engine shall be deemed to be an Engine for all purposes hereof and thereupon the Lessor will transfer to the Lessee, in "as-is, where is" condition, without recourse or warranty except a warranty against Lessor's Liens, all right, title and interest of the Lessor or any Affiliate in and to an Engine not installed on the Airframe at the time of the return thereof.

               (c) Fuel; Records.
                   -------------

               Upon the return of the Aircraft, (i) the Lessor shall have no obligation with respect to the amount of fuel or oil contained in the Airframe and (ii) the Lessee shall deliver to the Lessor all logs, manuals, certificates and inspection, modification and overhaul records which are required to be maintained with respect thereto under applicable rules and regulations of the FAA and DOT.

               (d) Condition of Aircraft.
                   ---------------------

               The Aircraft when returned to the Lessor shall be in the operating condition required by Exhibit F hereto. The obligations of the Lessee under this Section 12 shall survive the physical return of the of the Aircraft by the Lessee to the Lessor.

               (e) Storage and Related Matters.
                   ---------------------------

               If Lessor gives written notice to Lessee not less than 60 days nor more than 180 days prior to the end of the Term requesting storage of the Aircraft upon its return hereunder, Lessee will provide Lessor, or cause Lessor to be provided, with outdoor parking facilities for the Aircraft for a period up to 90 days, commencing on the date of such return, at such storage facility in the 48 contiguous states of the United States as Lessee may select. Such storage shall be at Lessor's risk, and Lessor shall pay all applicable storage fees, except that Lessee shall pay the parking fees for the 90 day storage period; provided that Lessee shall pay only the parking fees for the initia storage
--------
period of 90 days and Lessor shall bear all maintenance and insurance charges and other costs incurred relating to such storage.

Section 13.    Renewal Option and Purchase Options.
               -----------------------------------

               (a) Renewal Terms.
                   -------------

               Subject to the final sentence of this Section 13(a), upon expiration of the Basic Term, the Lessee shall have the right to extend this Lease for successive periods of one or two years each (each a "Fixed Renewal Term"), but for not more than an aggregate of three years. Subject to the final sentence of this Section 13(a), upon expiration of the Basic Term or at the end of any Fixed Renewal Term, the Lessee shall have the right to extend this Lease for any number of successive periods of one year each (each a "Fair Market Value Renewal Term"; each Fixed Renewal Term and each Fair Market Value Renewal Term, being hereinafter sometimes called a "Renewal Term") provided that the aggregate term of all Renewal Terms shall not exceed six years. A Fixed Renewal Term will commence at the end of the Basic Term or the preceding Fixed Renewal Term, as the case may be and a Fair Market Value Renewal Term will commence at the end of the Basic Term or the preceding Renewal Term, as the case may be. Such right to extend this Lease shall be exercised upon notice to the Lessor, specifying the nature and duration of the Renewal Term, not less than 210 days nor more than 365 days before the expiration of the Basic Term or the preceding Renewal Term, as the case may be. Such notice shall be irrevocable except that in the event the Lessee gives such notice to the Lessor 240 or more days before the end of the Basic Term or the Renewal Term then in effect, as the case may be, the Lessee may revoke its election to extend this Lease within 15 days following the determination of the Fair Market Rental Value of the Aircraft but in no event later than 210 days prior to the end of the Basic Term or the preceding Renewal Term, as the case may be. If the Lessee requests a determination of Fair Market Rental Value at least 240 days before the expiration of the Basic Term or a Renewal Term, as the case may be, the Lessor and the Lessee shall comply in a timely manner with their respective obligations under the definition of "Fair Market Rental Value" to allow any appraisal of Fair Market Rental Value to be completed in sufficient time to permit the Lessee to exercise the revocation right provided above. If no Specified Default shall have occurred and be continuing on the date of such notice or on the date of the commencement of any Renewal Term, then this Lease shall be extended for the additional period of such Renewal Term as specified in such notice on the same conditions as provided for herein. The Basic Rent payable per annum during any Fixed Renewal Term shall be the lesser of (i) the then Fair Market Rental Value for the Aircraft and (ii) Renewal Rental Rate identified on Exhibit B. The rental payable per annum during any Fair Market Value Renewal Term shall be the then Fair Market Rental Value for the Aircraft. Such rental during each Renewal Term shall be payable semi-annually in arrears. The Termination Value of the Aircraft during each Renewal Term shall be the Fair Market Sales Value for the Aircraft at the beginning of such Renewal Term declining on a straight line basis to the projected Fair Market Sales Value for the Aircraft at the end of such Renewal Term, but in both cases determined prior to the commencement of such Renewal Term. Lessee's right to renew this Lease pursuant to this Section 13(a) is subject to the condition precedent that either
(i) the Lessor shall have agreed in writing with Lessee not to demand payment of the Payment Amount (as defined in the Residual Agreement) pursuant to Section 4(a) of the Residual Agreement within the period specified therein (unless a Specified Default shall thereafter occur and be continuing); or (ii) the Lessor shall have received a residual value agreement which is either (x) a renewal of the Residual Agreement through the end of the applicable Renewal Term, or (y) a residual value agreement that is substantially identical to the Residual Agreement or otherwise fully acceptable to the Lessor from or guaranteed by an institution, the senior unsecured debt obligations of which are rated "A/A2" or better by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. and which (as to clauses (x) and (y)) is in an amount which protects the Lessor's Net Economic Return through the end of the Renewal Term, and providing residual value protection as provided in Exhibit B.

               (b) Lessee's Purchase Options.
                   -------------------------

                   (i)   Rights to Purchase.
                         ------------------

               The Lessee shall have the right upon notice as provided herein to purchase the Aircraft (A) on the EBO Date for a price equal to the EBO Amount;
(B) upon the termination of the Basic Term a price equal to the then Fair Market Sales Value of the Aircraft; or (C) at the end of any Renewal Term for a price equal to the then Fair Market Sales Value of the Aircraft, in each case as long as no Specified Default shall have occurred and be continuing on the date of purchase. Upon the payment by the Lessee of the purchase price for the Aircraft and the Basic Rent, if any, payable in arrears on the date of purchase, together with all unpaid Basic Rent, if any, payable before such date and all Supplemental Rent then due and payable hereunder together with all sales, transfer or similar Taxes due or payable in connection with any such purchase, the Term shall end and the obligations of the Lessee to pay Rent hereunder (except for Supplemental Rent obligations surviving pursuant to Section 3(c), Articles 6 and 7 of the Supplemental Agreement or the Tax Indemnity Agreement or which have otherwise accrued but not been paid as of the date of such payment) shall cease, and the Lessor shall convey to the Lessee all right, title and interest of the Lessor in and to the Aircraft on an "as-is, where is" basis, without representation, recourse or warranty except a warranty against Lessor's Liens.

                   (ii)  Notice of Exercise of Option.
                         -----------------------------

               The Lessee's right to purchase provided for in clause (B) or (C) of Section 13(b)(i) shall be exercised upon written notice to the Lessor not less than 180 days nor more than 365 days before the applicable date of purchase provided in such clause (B) or (C) as the case may be. Such notice shall be irrevocable, except that where the purchase price is or may be measured by the Fair Market Sales Value of the Aircraft the Lessee may revoke its exercise of an option to purchase the Aircraft within 15 days following the determination of such Fair Market Sales Value, but in no event later than 180 days prior to the applicable date of purchase provided in such clause (B) or (C), as the case may be. The Lessee's right to purchase provided for in clause (A) of Section 13(b)(i) shall be exercised upon written notice to the Lessor not less than 90 days nor more than 365 days before the EBO Date and shall be irrevocable when given.

Section 14.    Voluntary Termination for Obsolescence.
               --------------------------------------

               (a) Termination by Sale of Aircraft.
                   -------------------------------

               So long as no Specified Default shall have occurred and be continuing, the Lessee shall have the right at its option five years or more after commencement of the Basic Term on at least 180 days', but not more than 365 days, prior written notice (which notice shall be irrevocable, except as provided below) to the Lessor, specifying a proposed date of termination which shall be a

Termination Date, to terminate this Lease if the chief financial officer of the Lessee shall have certified in writing to the Lessor that the Aircraft shall have become obsolete or shall be surplus to the Lessee's equipment requirements. Subject to the Lessor's preemptive election under Section 14(c), during the period following the giving of such notice of termination until the Termination Date, the Lessee, as agent for the Lessor and at no cost or expense to Lessor, shall endeavor to sell the Aircraft "as is", without any recourse to or representation or warranty by the Lessor or the Lessee except as to the Lessor's title, on behalf of the Lessor. If Lessee receives any bid, it shall at least 10 Business Days prior to the proposed day of sale, certify to Lessor in writing the amount and terms of such bid, such proposed date of sale and the name and address of the potential buyer (which shall not be Lessee or any Affiliate or any Person with whom Lessee or any Affiliate has any arrangement or understanding for the future purchase, lease, operation or use of the Aircraft). Lessor may also solicit bids directly or through agents other than Lessee. So long as the Lessor has not exercised its preemptive election under Section 14(c), the Lessee may, by notice to the Lessor, withdraw its notice of termination at any time on or before the date 10 days prior to the proposed Termination Date (unless such withdrawal is due to the cancellation of the proposed purchase of the Aircraft by the potential buyer in which event such notice may be given at any time on or prior to the proposed Termination Date), and thereupon this Lease shall continue in full force and effect. Withdrawal of notice of termination shall not exhaust the Lessee's right to give a further notice of termination as provided herein; provided that Lessee shall not be entitled to give more than two such notices (excluding one notice of termination which has been withdrawn due to the cancellation of the proposed purchase of the Aircraft by the potential buyer). Unless the Lessee shall withdraw its notice of termination as stated above or the Lessor shall have made a preemptive election to take possession of the Aircraft in accordance with Section 14(c), on the Termination Date, or such other date of sale as shall be consented to in writing by the Lessor and the Lessee, which date shall thereafter be deemed the Termination Date, the Lessee shall, upon payment in full of the amounts described in Section 14(b), deliver the Airframe and Engines or engines installed thereon to the party which shall have prior to such date submitted the highest bona fide cash bid to close such sale and purchase of the same, in the same manner as if delivery were being made to the Lessor pursuant to Section 12, and shall duly transfer to such party title to any engines which are not Engines delivered with the Airframe in accordance with the terms of Section 12. The Lessor shall, in "as-is, where-is" condition, without representation, recourse or warranty (except a warranty as to the absence of Lessor's Liens), simultaneously therewith sell and convey title to the Airframe and the Engines or engines conveyed to the Lessor as provided in Section 12 for cash to such party. Upon the sale of the Airframe and the Engines or engines conveyed to the Lessor as provided in Section 12 pursuant to this Section 14 and receipt by the Lessor of all amounts referred to in Section 14(b), the Lessor will transfer to the Lessee, in "as-is, where-is" condition, without representation, recourse or warranty (except a warranty as to the absence of Lessor's Liens), all right, title and interest of the Lessor in and to any Engines constituting part of the Aircraft but which were not delivered to the purchaser with the Airframe. The Lessee shall pay all out of pocket expenses of the Lessor in connection with any termination or proposed termination of this Lease except that Lessee shall not be responsible for such expenses of the Lessor in the event the Lessor exercises its preemptive election under Section 14(c) and thereafter fails to perform its obligations under such Section.

               (b) Payments Due Upon Sale of Aircraft.
                   ----------------------------------

               The total selling price realized at any sale of the Airframe and Engines or engines installed thereon in accordance with this Section 14 shall be retained by the Lessor and, in addition, on the Termination Date, the Lessee shall pay to the Lessor, in immediately available funds, an amount equal to the sum of (A) the excess, if any, of (x) the Termination Value as of the Termination Date, over (y) the net proceeds of the sale of the Aircraft, plus
(B) all unpaid Supplemental Rent due on or before the Termination Date, plus (C) the arrears portion, if any, of Basic Rent payable on such Termination Date, together with all unpaid Basic Rent, if any, payable before the Termination Date, plus (D) the fees and expenses of the Lessor in connection therewith, plus
(E) any sales, transfer or similar Taxes incurred on such sale.

               (c) Preemptive Election by Lessor.
                   -----------------------------

               Notwithstanding the foregoing provisions of this Section 14, the Lessor may, not later than 90 days prior to the proposed Termination Date, notify the Lessee of its preemptive election to take possession of the Aircraft. In any such case, upon payment of any Basic Rent due on such Termination Date and any other amounts due under this Lease, the Lessee shall have no obligation to pay Termination Value. On the Termination Date, if the Lessor shall have exercised its preemptive election to retain the Aircraft in accordance with the terms of this Section 14(c), the Lessee shall deliver the Airframe and Engines or engines installed thereon to the Lessor in accordance with Section 12 and shall pay all unpaid Basic Rent, if any, payable before the Termination Date, together with all Basic Rent (if payable in arrears) due on such Termination Date, all unpaid Supplemental Rent due on or before or after the Termination Date, and the Lessor shall transfer to the Lessee title to any Engines constituting part of the Airframes but which were not then installed on the Aircraft as provided in Section 12(b). If the Lessor, having given notice of a preemptive election, shall fail to perform any of its obligations pursuant to this Section 14(c) and as a result thereof this Lease shall not be terminated on a proposed Termination Date and shall continue in full force and effect, the Lessee may at its option at any time thereafter submit a new termination notice (and in connection with any such notice, Lessor shall be entitled to exercise its preemptive election pursuant to this Section 14(c)).

               (d) Termination of Lease.
                   --------------------

               Upon delivery by the Lessee of the Airframe and Engines or engines installed thereon and payment by the Lessee of all amounts payable by the Lessee or any other party under Section 14(a), 14(b) or 14(c), as the case may be, the obligations of the Lessee to pay Rent (except for Supplemental Rent obligations surviving pursuant to Section 3(c) and Articles 6 and 7 of the

Supplemental Agreement or the Tax Indemnity Agreement or which have otherwise accrued but not paid as of the Termination Date) shall cease and the Term shall end.

               (e) Effect of No Sale or Preemptive Delivery to Lessor.
                   --------------------------------------------------

               If on the Termination Date no sale of the Aircraft shall have occurred and the Lessee has not delivered the Aircraft to the Lessor pursuant to
Section 14(c), the Lessee's notice given pursuant to Section 14(a) shall be deemed to be withdrawn as of such date and this Lease shall continue in full force and effect.

               (f) No Duty on Part of Lessor.
                   -------------------------

               Lessor shall be under no duty to solicit bids, to inquire into the efforts of Lessee to obtain bids or otherwise to take any action in connection with any such sale other than to cooperate with such efforts as Lessee may reasonably request and to make the transfers described in Section 14(a) so long as any such request by Lessee is not inconsistent with the terms of this Lease.

Section 15.    Investment of Security Funds.
               ----------------------------

               Any insurance proceeds and other payments in respect of an Event of Loss (including amounts held by the Lessor pursuant to the second proviso to Section 8(a)(i), paid to or retained by the Lessor which are required to be paid to the Lessee or applied for the benefit of the Lessee, but which the Lessor is entitled to hold under the terms hereof pending the occurrence of some event or the performance of some act (including, without limitation, the remedying of an Event of Default), shall, until paid to the Lessee or applied as provided herein, be held by the Lessor in a segregated account and invested by the Lessor from time to time at the direction, risk and expense of the Lessee in Permitted Investments. There shall be promptly remitted to the Lessee any gain (including interest received) realized as the result of any such investment (net of any fees, commissions and other expenses, if any, incurred in connection with such investment) unless a Specified Default shall have occurred and be continuing, in which case such gains shall be held or applied in accordance with the preceding sentence. The Lessee will promptly pay to the Lessor, on demand, the amount of any loss realized as the result of any such investment (together with any fees, commissions and other expenses, if any, incurred in connection with such investment). Any other monies paid to or retained by the Lessor which are required to be paid to the Lessee or applied for the benefit of the Lessee, but which the Lessor is entitled to hold under the terms hereof pending the occurrence of some event or the performance of some act (including, without limitation, the remedying of an Event of Default), may, until paid to the Lessee or applied as provided herein, be held by the Lessor in the manner of its discretion and the Lessor shall have no obligation to hold such monies in a separate account and may commingle such monies with its general or other funds.

Section 16.    Events of Default.
               -----------------

               The following events shall constitute Events of Default and each such Event of Default shall be deemed to exist and continue so long as, but only so long as, it shall not have been remedied:

               (a) The Lessee shall fail to make any payment of (i) Basic Rent or Termination Value when due and such failure shall continue for a period of 10 days or (ii) Supplemental Rent (other than Termination Value) within 20 days after receipt by the Lessee of a written demand therefor from the Lessor;

               (b) The Lessee shall fail to procure and maintain any insurance required pursuant to Section 9 or such insurance shall be cancelled or lapse; provided that such lapse or cancellation shall not constitute an
            --------
     Event of Default until the earlier of 30 days after receipt by the Lessor of notice of such lapse or cancellation or the date that the lapse or cancellation is effective as to the Lessor;

               (c) The Lessee shall operate the Aircraft after having received notice that the public liability insurance required by Section 9(a) has lapsed or has been cancelled (For the avoidance of doubt, the event specified in this Section 16(c) is an additional event constituting an Event of Default hereunder and is separate and independent from any event specified in Section 16(b) above.);

               (d) The Lessee shall fail to perform or observe any other covenant or condition to be performed or observed by it hereunder or under any other Operative Agreement (other than the Tax Indemnity Agreement), and such failure shall continue unremedied for a period of 30 days after delivery of notice of such failure from the Lessor to the Lessee, unless such failure is curable and the Lessee shall, after the delivery of such notice, be diligently proceeding to correct such failure and shall in fact correct such failure 135 days after delivery of such notice; provided that,
                                                                  -------- ----
     such additional 135 days period shall not apply to any such failure under
     Section 5(b)(x), 5(e) or 10 of this Lease or Section 4.02(b) or 4.02(e) of the Supplemental Agreement;

               (e) Any representation or warranty made by the Lessee herein or in any Operative Agreement or in any certificate required to be delivered by the Lessee pursuant thereto (other than the Tax Indemnity Agreement) shall prove to have been incorrect in any material respect when made and shall remain material at the time in question and shall not be remedied within 30 days after notice thereof has been given to the Lessee by the Lessor, unless such incorrectness is curable and Lessee shall, after delivery of such notice, be diligently proceeding to correct such failure and shall in fact correct such failure 135 days after the delivery of such notice;

               (f) The Lessee shall consent to the appointment of or taking possession by a receiver, assignee, custodian, sequestrator, trustee or liquidator (or other similar official) of itself or of a substantial part of its property, or the Lessee shall admit in writing its inability to pay its debts generally as they come due (as provided in 11 U.S.C.
     (S)303(h)(1)), or shall make a general assignment for the benefit of its creditors, or the Lessee shall file a voluntary petition in bankruptcy or a voluntary petition or answer seeking liquidation, reorganization or other relief with respect to itself or its debts under the Federal bankruptcy laws, as now or hereafter constituted or any other applicable Federal or State bankruptcy, insolvency or other similar law or shall consent to the entry of an order for relief in an involuntary case under any such law or the Lessee shall file an answer admitting the material allegations of a petition filed against the Lessee in any such proceeding, or otherwise seek relief under the provisions of any now existing or future Federal or State bankruptcy, insolvency or other similar law providing for the reorganization or winding-up of corporations, or providing for an agreement, composition, extension or adjustment with its creditors;

               (g) An order, judgment or decree shall be entered in any proceedings by any court of competent jurisdiction appointing, without the consent of the Lessee, a receiver, trustee or liquidator of the Lessee or of any substantial part of its property, or any substantial part of the property of the Lessee shall be sequestered, and any such order, judgment of decree of appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of 60 days after the date of entry thereof;

               (h) A petition against the Lessee in a proceeding under the Federal bankruptcy laws or other insolvency laws as now or hereafter in effect shall be filed and shall not be withdrawn or dismissed within 60 days thereafter, or, under the provisions of any law providing for reorganization or winding-up of corporations which may apply to the Lessee, any court of competent jurisdiction shall assume jurisdiction, custody or control of the Lessee or of any substantial part of its property and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days;

               (i) So long as Fleet Capital Corporation (or an Affiliate thereof) remains as the lender under the Engine Loan Agreement, any "Event of Default" shall occur under the Engine Loan Agreement;

               (j) Lessee shall receive notice of default or exercise of remedies with respect to the payment or performance of any indebtedness or other obligation to any third party (other than the "Lender" under the Engine Loan Agreement) and any such default or exercise of remedies results in an acceleration of such indebtedness or obligation; provided, however, that the aggregate amount of any such indebtedness or obligation is in excess of $5,000,000; or

               (k) the Lessee shall fail to physically return the Aircraft to the Lessor at the end of the Basic Term or any Renewal Term; provided
                                                                  --------
     however, without in any way limiting Lessor's claims or remedies against
     -------
     Lessee for any non-compliance by Lessee with its obligations under Section 12 hereof, Lessee in no instance shall be deemed to have so failed to return the Aircraft to the extent such physical return has occurred, notwithstanding that the Lessee and Lessor do not agree as to whether the conditions of Section 12 has otherwise been complied with by Lessee.

provided that, notwithstanding anything to the contrary contained in this Lease,
--------
any failure of the Lessee to perform or observe any covenant, condition, or agreement herein shall not constitute an Event of Default under clause (d) and
(k) above if such failure is caused solely by reason of an event referred to in the definition of "Event of Loss" so long as the Lessee is continuing to comply
                   -------------
with the applicable terms of Section 8.

Section 17.    Remedies.
               --------

               Upon the occurrence of any Event of Default and at any time thereafter so long as the same shall be continuing, the Lessor may, at its option, declare this Lease to be in default by a notice to the Lessee (provided
                                                                       --------
that this Lease shall be deemed to have been declared in default without the necessity of such notice upon the occurrence of any Event of Default described in paragraph (f), (g) or (h) of Section 16 hereof, and provided further that no
                                                       -------- -------
such declaration shall be a condition to any suit against Lessee or any Permitted Sublessee for specific performance of a defaulted covenant); and at any time thereafter, unless the Lessee shall have remedied all outstanding Events of Default prior to the Lessor (x) having terminated this Lease pursuant to Section 17(e), (y) taken any action to physically repossess the Aircraft, or
(z) incurred any obligation or commitment to a third party or otherwise irreversibly changed its position in reliance upon the occurrence and continuation of such Event of Default, the Lessor may do, and the Lessee shall comply with, one or more of the following, as the Lessor in its sole discretion shall elect, to the extent permitted by, and subject to compliance with any mandatory requirements of, Applicable Law then in effect; provided that during
                                                          --------
any period the Aircraft is subject to the Civil Reserve Air Fleet Program in accordance with the provisions of Section 5(b) and in the possession of the United States government or an instrumentality or agency thereof, the Lessor shall not, on account of any Event of Default, be entitled to do any of the following in such manner as to limit the Lessee's control under this Lease (or any sublessee's control under any Sublease permitted by the terms of this Lease) of any Airframe or any Engines, unless at least 60 days' (or such lesser period, if any, as may then be applicable under the Military Airlift Command Program of the United States Government) notice of default hereunder shall have been given by the Lessor by registered or certified mail to the Lessee (or any sublessee) with a copy addressed to the Contracting Office Representative for the Military Airlift

Command of the United States Air Force under any contract with Lessee (or any sublessee) relating to the Aircraft:

          (a) By notice, terminate this Lease, whereupon all rights of Lessee (and any Permitted Sublessee) to the use of the Aircraft or any part thereof shall absolutely cease and terminate but Lessee shall remain liable as hereinafter provided; and thereupon cause the Lessee, upon the written demand of the Lessor and at the Lessee's expense to, and the Lessee shall, promptly return the Airframe and all or such part of the Engines as the Lessor may demand to the Lessor at such place in the continental United States of America as Lessor shall designate and in the manner and condition required by, and otherwise in accordance with all of the provisions of,
     Section 12 as if the Airframe and such Engines were being returned at the end of the Term (and in connection therewith, Lessee shall comply with
     Section 12(c)); or the Lessor, at its option, may enter upon the premises where the Airframe or any or all Engines are located or reasonably believed to be located and take immediate possession of and remove such Airframe or Engines, by self-help, summary proceedings or otherwise and the Lessee shall comply therewith, all without liability to the Lessor for or by reason of such entry or taking possession, whether for the restoration of damage to property caused by such taking or otherwise and Lessee hereby waives any cause of action relating to the forgoing other than in respect of any wilful misconduct or gross negligence of the Lessor; and the Lessee shall promptly execute and deliver to the Lessor such instruments of title or other documents as the Lessor may deem necessary or advisable to enable the Lessor or its agent to obtain possession of the Airframe or the Engines, provided that if the Lessee shall for any reason fail to execute
              --------
     and deliver such instruments and documents after such request, the Lessor shall be entitled, in a proceeding to which the Lessee shall be a necessary party, to a judgment for specific performance, conferring the right to immediate possession upon the Lessor and requiring the Lessee to execute and deliver such instruments and documents to the Lessor;

          (b) Sell or otherwise dispose of all or any part of the Aircraft, at public or private sale, as the Lessor may determine, or hold, use, operate, lease to others or keep idle all or any part of the Aircraft, Airframe or any Engine as the Lessor, in its sole discretion, may determine (and in connection therewith, Lessor may use Lessee's premises for storage pending lease or sale or for holding a sale without liability for rent or costs or any other matter whatsoever for a period not to exceed sixty (60) days following the date that the Lessor takes actual possession of the Aircraft after the occurrence of an Event of Default), in any such case free and clear of any rights of the Lessee or any Permitted Sublessee except as hereinafter set forth in this Section 17 and without any duty to account to the Lessee and any Permitted Sublessee with respect to such action or inaction or for any proceeds with respect thereto except, as to the Lessee only, to the extent expressly required by paragraph (d) below in the event the Lessor elects to exercise its rights under said paragraph in lieu of its rights under paragraph (c) below;

          (c) Whether or not the Lessor shall have exercised, or shall thereafter at any time exercise, any of its rights under paragraph (a) or paragraph (b) above with respect to the Aircraft, the Lessor, by written notice to the Lessee specifying a payment date (which shall be a Termination Date) not earlier than 10 days from the date of such notice, may require the Lessee to pay to the Lessor, and the Lessee shall pay to the Lessor, on the payment date specified in such notice, as liquidated damages for loss of a bargain and not as a penalty, any installment of Basic Rent due on (if payable in arrears) or before such payment date plus an amount equal to the excess, if any, of (i) Termination Value for the Aircraft, determined as of such payment date over (ii) either (as the Lessor may elect in its sole discretion) (x) the Fair Market Sales Value for the Aircraft, computed as of the payment date specified pursuant to this paragraph (c), or (y) the aggregate Fair Market Rental Value of such Aircraft for the remainder of the Term, after discounting such aggregate Fair Market Rental Value to present value as of the payment date specified in this paragraph (c) at an annual rate of 12.5%, together with, in either such case, interest, to the extent permitted by Applicable Law, at the Past Due Rate on the amount of such excess, if any, from such payment date specified pursuant to this paragraph (c), to the date of actual payment of such amount, and any unpaid Supplemental Rent due hereunder on the payment date specified in such notice; provided that, in any such instance in which
                                    -------- ----
     the Lessor is unable to repossess the Aircraft due to circumstances not relating to or caused by any Lessee Person and the Fair Market Sales Value and Fair Market Rental Value thereof is deemed to be zero, upon receipt of any such payment under this clause (c) and all other amounts due hereunder, the Lessor shall convey, as-is, where-is, without recourse, warranty or representation, other than a warranty against Lessor's Liens, to the Lessee all right, title and interest of the Lessor in and to the Airframe and Engines, and execute and deliver to the Lessee such bills of sale and other documents and instruments as the Lessee may reasonably request to evidence such conveyance;

          (d) In the event the Lessor, pursuant to paragraph (b) above, shall have sold the Aircraft upon five (5) Business Days notice to the Lessee, the Lessor, in its sole discretion, in lieu of exercising its rights under paragraph (c) above with respect to the Aircraft, may, if it shall so elect, require the Lessee to pay the Lessor, and the Lessee shall pay to the Lessor, on the date of such sale, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Rent due after the date on which such sale occurs but in addition to any installment of Basic Rent due on (if payable in arrears) or up to the date on which such sale occurs), the amount of any deficiency of the net proceeds of such sale (after deducting all costs, charges and expenses, including the cost of discharging all Liens, on the Aircraft and all legal fees and disbursements incurred by Lessor as a result of the Event of Default and/or the exercise of its remedies with respect thereto) below the Termination Value of the Aircraft, determined as of the Termination Date immediately preceding the date of such sale, together with interest, to the extent permitted by Applicable Law, at the Past Due Rate on the amount of such deficiency from such Termination Date to the date of actual payment, and any unpaid Supplemental Rent due hereunder on the date of such sale;

          (e) Rescind, cancel or terminate this Lease or exercise any other right or remedy which may be available under Applicable Law or proceed by appropriate court action to enforce the terms hereof;

          (f)  Lessor may apply any amounts then held thereby pursuant to
     Section 15, or otherwise pursuant to the Operative Agreements, toward the payment of the Lessee's obligations hereunder; and

In addition, the Lessee shall be liable for any unpaid Supplemental Rent due hereunder before or after any termination hereof, including all reasonable costs and expenses including attorney's fees and disbursements incurred by the Lessor by reason of the occurrence of any Event of Default or the exercise of the Lessor's remedies with respect thereto including without limitation all costs and expenses incurred in connection with the return of the Airframe or any Engine in accordance with, and in the condition required by, the terms of
Section 12 or any appraisal of the Aircraft required for purposes of this
Section 17. At any sale of the Aircraft, the Airframe or any Engine, or portion thereof pursuant to this Section 17, the Lessor may bid for and purchase such property. Except as otherwise expressly provided above, no remedy referred to in this Section 17 is intended to be exclusive (but the liquidation of damages provided in this Section 17 shall be exclusive to the extent required by Applicable Law), but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to the Lessor for the Event of Default at law or in equity; and the exercise or beginning of exercise by the Lessor of any one or more of such remedies shall not preclude the simultaneous or later exercise by the Lessor of any or all such other remedies. No express or implied waiver by the Lessor of any Event of Default hereunder shall in any way be, or be construed to be, a waiver of any future or subsequent Event of Default. The failure or delay of Lessor in exercising any rights granted to it hereunder upon the occurrence of any of the contingencies set forth herein shall not constitute a waiver of any such right upon the continuation or reoccurrence of any such contingencies or similar contingencies, and any single or partial exercise of any particular right by Lessor shall not exhaust the same or constitute a waiver of any other right provided for or otherwise referred to herein. All remedies set forth herein shall survive the expiration or other termination of this Lease for any reason whatsoever.

Section 18.    Lessor's Right to Perform for the Lessee.
               ----------------------------------------

               If the Lessee fails to make any payment of Rent required to be made by it hereunder or fails to perform or comply with any of its agreements contained herein the Lessor may, upon prior notice to the Lessee, itself make such payment or perform or comply with such agreement, and the amount of such payment and the amount of the out-of-pocket expenses of the Lessor incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest thereon at the Past Due Rate, shall be deemed Supplemental Rent, payable by the Lessee upon demand; provided that no such payment or performance by the Lessor be deemed to cure any
--------
Default or Event of Default under this Lease or relieve the Lessee of any of its obligations hereunder; provided further that nothing in this Section 18
                              --------
shall be deemed to permit the Lessor to exercise any control over the operation or maintenance of the Aircraft or any part thereof while it is being utilized in the air transportation services of the Lessee or any Permitted Sublessee without the consent of the Lessee or otherwise allow any action precluded by Section 4(b) hereof.

Section 19.    Bankruptcy.
               ----------

               It is the intention of the parties that the Lessor shall be entitled to the benefits of 11 U.S.C. (S)1110 with respect to the right to repossess the Airframe, Engines and Parts as provided herein, and in any circumstances where more than one construction of the terms and conditions of this Lease is possible, a construction which would preserve such benefits shall control over any construction which would not preserve such benefits or would render them doubtful. To the extent consistent with the provisions of 11 U.S.C.
(S)1110 or any analogous section of the Federal bankruptcy laws, as amended from time to time, it is hereby expressly agreed and provided that, notwithstanding any other provisions of the Federal bankruptcy laws, as amended from time to time, any right of the Lessor to take possession of the Aircraft in compliance with the provisions of this Lease shall not be affected by the provisions of 11 U.S.C. (S)362 or 363, as amended from time to time, or any analogous provisions of any superseding statute or any power of the bankruptcy court to enjoin such taking of possession.

Section 20.    Assignment: Benefit and Binding Effect.
               --------------------------------------

               (a)  Assignment by the Lessee.
                    ------------------------

               The Lessee may not, without the prior written consent of the Lessor, assign any of its rights hereunder except as otherwise expressly provided herein.

               (b)  Assignment by the Lessor.
                    ------------------------

               The Lessor may not, without the prior consent of the Lessee, assign any of its rights under or interest in this Lease except as expressly provided herein or in the Supplemental Agreement.

               (c)  Benefit and Binding Effect.
                    --------------------------

               The terms and provisions of this Lease shall be binding upon and, subject to the limitations on assignment of rights hereunder, inure to the benefit of the Lessor and the Lessee and their respective successors and permitted assigns. Nothing herein shall be construed as creating rights in any other Person.

               (d)  Sublessee's Performance and Rights.
                    ----------------------------------

               Subject to the terms of Section 5(b)(x), any obligation imposed on the Lessee in this Lease shall require only that the Lessee perform or cause to be performed such obligation, even if stated herein as a direct obligation, and the performance of any such obligation by any sublessee or transferee of the Airframe or any Engine or Part permitted by the terms hereof under a sublease or transfer agreement then in effect shall constitute performance by the Lessee and to the extent of such performance discharges such obligation by the Lessee.

               (e)  Security Interest.
                    -----------------

               Notwithstanding anything to contrary contained herein or otherwise, should a court of competent jurisdiction determine that this Agreement is one intended as security then solely in that event and for the expressly limited purposes thereof, Lessee shall be deemed to have hereby granted and conveyed, and for such express purposes Lessee hereby grants and conveys to Lessor, a security interest and lien in the Aircraft (and any records referenced in Section 12(c)) to secure the prompt and full payment and performance as and when due of any and all obligations and indebtedness of Lessee to Lessor, now existing or hereafter created of any kind whatsoever.

 Section 21.   Certain Agreements of Lessee.
               ----------------------------

               The Lessee will take, or cause to be taken, at the Lessee's cost and expense, such action with respect to the recording, filing, re-recording and re-filing of this Lease, each Lease Supplement and any financing statements or other instruments as are necessary or requested by the Lessor and appropriate, to maintain any security interest that may be claimed to have been created by this Lease and the ownership interest of the Lessor in the Aircraft, and will furnish to the Lessor timely notice of the necessity of such action, together with such instruments, in execution form, and such other information as may be required to enable them to take such action.

Section 22.    Miscellaneous.
               -------------

               (a)  Notices.
                    -------

               Except as otherwise specifically provided herein, all notices, requests, approvals or consents required or permitted by the terms hereof shall be in writing (it being understood that the specification of a writing in certain instances and not in others does not imply an intention that a writing is not required as to the latter). Any notice shall be effective when received. Any notice shall either be mailed, certified or registered mail, return receipt requested with proper first class postage prepaid, or sent in the form of a telecopy, provided that there is receipt of such notice the next
                    --------
Business Day from an overnight courier service, or by overnight delivery service or delivered by hand. Any notice shall be directed to the Lessee, the Lessor or any other party to the Supplemental

Agreement to the respective addresses set forth in Section 9.01 to the Supplemental Agreement or to such other address or telecopy number as any such party may designate pursuant to Section 9.01 of the Supplemental Agreement.

          (b)  Counterparts.
               ------------

          This Lease may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall, subject to the next sentence and the legends appearing on the cover and signature page hereof, be an original, but all such counterparts shall together constitute but one and the same instrument. TO THE EXTENT, IF ANY, THAT THIS LEASE CONSTITUTES CHATTEL PAPER (AS THE TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS LEASE MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL COUNTERPART MARKED COUNTERPART NO. 1.

          (c)  Amendments.
               ----------

          Neither this Lease nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the Lessor and the Lessee.

               Initials: Lessor _______ Lessee ________

          (d)  Agreement to Lease.
               ------------------

          It is the intent of the parties to this Lease that for all purposes (including, without limitation, U.S. Federal income tax purposes) this Lease will be a true lease, and that this Lease conveys to the Lessee no right, title or interest in the Aircraft except as a lessee as provided in this Lease.

          (e)  Governing Law.
               -------------

               (i) THIS LEASE SHALL IN ALL RESPECTS BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. THIS LEASE HAS BEEN DELIVERED IN THE STATE OF NEW YORK.

               (ii) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO IRREVOCABLY AGREES, ACCEPTS AND SUBMITS ITSELF TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN

THE CITY AND COUNTY OF NEW YORK AND OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN CONNECTION WITH ANY LEGAL ACTION, SUIT OR PROCEEDING WITH RESPECT TO ANY MATTER RELATING TO OR ARISING OUT OF OR IN CONNECTION WITH THIS LEASE; PROVIDED, HOWEVER, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT
            --------  -------
NOTHING IN THIS LEASE SHALL BE DEEMED OR OPERATE TO PRECLUDE LESSOR FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION IN ORDER TO REALIZE ON THE AIRCRAFT OR ANY OTHER COLLATERAL OR ANY OTHER SECURITY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF LESSOR, AND LESSEE EXPRESSLY WAIVES ANY OBJECTIONS THAT IT MAY HAVE TO THE VENUE OF SUCH COURTS.

          (iii) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY IRREVOCABLY CONSENTS AND AGREES THAT THE SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE MADE BY MAILING COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, AT THE ADDRESS SET FORTH PURSUANT TO SECTION 9.01 OF THE SUPPLEMENTAL AGREEMENT. EACH PARTY HERETO AGREES THAT SERVICE UPON IT, OR ANY OF ITS AGENTS, IN EACH CASE IN ACCORDANCE WITH THIS
SECTION 22(e)(iii), SHALL CONSTITUTE VALID AND EFFECTIVE PERSONAL SERVICE UPON SUCH PARTY, AND EACH PARTY HERETO HEREBY AGREES THAT THE FAILURE OF ANY OF ITS AGENTS TO GIVE ANY NOTICE OF SUCH SERVICE TO ANY SUCH PARTY SHALL NOT IMPAIR OR AFFECT IN ANY WAY THE VALIDITY OF SUCH SERVICE ON SUCH PARTY OR ANY JUDGMENT RENDERED IN ANY ACTION OR PROCEEDING BASED THEREON.

          (iv) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY LEGAL ACTION OR PROCEEDING BROUGHT HEREUNDER IN ANY OF THE ABOVE-NAMED COURTS, THAT SUCH ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT VENUE FOR THE ACTION OR PROCEEDING IS IMPROPER OR THAT THIS LEASE OR ANY OTHER OPERATIVE AGREEMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS.

          (v) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION IN ANY COURT IN ANY JURISDICTION BASED UPON OR ARISING OUT OF OR RELATING TO THIS LEASE.

          (f)  Severability.
               ------------

          Any provision of this Lease which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          (g)  Survival.
               --------

          The representations, warranties, indemnities and covenants set forth herein shall survive the delivery of the Aircraft and the transfer of Lessor's Estate pursuant to Section 5.01(c) of the Supplemental Agreement.

          (h)  Article 2A.
               ----------

          The Lessor and the Lessee agree that this Lease is a "finance lease" for purposes of Article 2A of, and as defined in Section 2-A-103 of the Uniform Commercial Code. The Lessee agrees that no right or remedy granted solely by reason of Article 2A of the Uniform Commercial Code shall be available to the Lessee as against the Lessor unless expressly provided in this Lease.



                           *            *           *

          IN WITNESS WHEREOF, the Lessor and the Lessee have each caused this Lease to be duly executed by their authorized officers as of the day and year first above written.

                              FLEET NATIONAL BANK,
                              as Lessor


                              By:   /s/ Edward W. O'Brien
                                    ---------------------------
                                    Name: Edward W. O'Brien
                                    Title: Banking Officer


                              MIDWAY AIRLINES CORPORATION,
                              as Lessee


                              By:   /s/ Jonathan S. Waller
                                    ---------------------------
                                    Name: Jonathan S. Waller
                                    Title: Senior Vice President
                                         General Councel

                                  APPENDIX A

                             DEFINITIONS [N587ML]


GENERAL PROVISIONS

          The following terms shall have the following meanings for all purposes of the Operative Agreements (as defined below), unless otherwise defined in an Operative Agreement or the context thereof shall otherwise require. In the case of any conflict between the provisions of this Appendix and the provisions of any Operative Agreement, the provisions of such Operative Agreement shall control the construction of such Operative Agreement.

          Unless the context otherwise requires, (i) references to agreements shall be deemed to mean such agreements as amended and supplemented from time to time, and any agreement, instrument or document entered into in substitution or replacement therefor, and (ii) references to parties to agreements shall be deemed to include the successors and permitted assigns of such parties.

     "Additional Insureds" means the Lessor.
      -------------------

     "Aeronautical Authority" means as of any time of determination, the FAA or
      ----------------------
other governmental airworthiness authority having jurisdiction over the Aircraft or the Airframe and Engines or engines attached thereto under the laws of the country in which the Airframe is then registered.

     "Affiliate" means, with respect to any Person, any other Person directly or
      ---------
indirectly controlling 50% or more of any class of voting securities of such Person or otherwise controlling, controlled by or under common control with such Person. For the purposes of this definition, "control" (including "controlled by" and "under common control with") shall mean the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person whether through the ownership of voting securities or by contract or otherwise.

     "After Tax Basis" means a basis such that any payment to be received or
      ---------------
deemed to be received by a Person shall be supplemented by a payment to such Person so that the sum of such payments, after deduction of all Taxes (taking into account any related credits or deductions) resulting from the actual or constructive receipt or accrual of such payments, shall be equal to the payment to be received.

     "Aircraft" means the Airframe together with the two (2) Engines, whether or
      --------
not any of the Engines may at the time of determination be installed on the Airframe or installed on any other airframe or on any other aircraft.

     "Airframe" means (i) the  Canadair Regional Jet Model CL-600-2B19 Series
      --------
200ER aircraft (excluding the Engines and any other engines which may from time to time be installed thereon, but including any and all Parts which may from time to time be incorporated in, installed on or attached to such aircraft, and including any and all such Parts removed therefrom so long as title to such removed Parts remains vested in the Lessor under the terms of Section 7 of the Lease) originally delivered and leased under the Lease, identified by national registration number and manufacturer's serial number in the Lease Supplement executed and delivered on the Delivery Date, so long as a Replacement Airframe shall not have been substituted therefor pursuant to Section 8 of the Lease, and
(ii) a Replacement Airframe, so long as another Replacement Airframe shall not have been substituted therefor pursuant to Section 8 of the Lease.

     "Applicable Law" means all applicable laws, treaties, judgments, decrees,
      --------------
injunctions, writs and orders of any court, governmental agency or authority and rules, regulations, orders, directives, licenses and permits of any governmental body, instrumentality, agency or authority.

     "Applicable Rate" has the meaning specified in Exhibit B to the Lease.
      ---------------

     "Bankruptcy Code" means Title 11 of the United States Code, as amended, and
      ---------------
any successor thereto.

     "Basic Rent" means the rent payable on Basic Rent Payment Dates throughout
      ----------
the Basic Term for the Aircraft pursuant to Section 3(b) of the Lease and rent payable during any Renewal Term pursuant to Section 13(a) of the Lease.

     "Basic Rent Payment Date" means each date listed under the heading "Basic
      -----------------------
Rent Payment Date" in Exhibit C to the Lease.

     "Basic Term" means the period commencing at the beginning of the day on the
      ----------
Delivery Date and ending at end of the day on the Expiration Date, or such earlier date on which the Lease shall be terminated as provided therein.

     "Bills of Sale" means the FAA Bill of Sale and the Warranty Bill of Sale.
      -------------

     "Business Day" means any day other than a Saturday or Sunday or other day
      ------------
on which commercial banks are authorized or required by law to close in New York City, Charlotte, North Carolina or Providence, Rhode Island.

     "Citizen of the United States" means a citizen of the United States as
      ----------------------------
defined in (S)40102(a)(15) of the Transportation Code, or any analogous part of any successor or substituted legislation or regulation at the time in effect.

     "Code" means the United States Federal Internal Revenue Code of 1986, as
      ----
amended from time to time, or any similar legislation of the United States enacted to supersede, amend, or supplement such Code (and any reference to a provision of the Code shall refer to any successor provision(s), however designated).

     "Commitment" shall have the meaning given such term in Section 2.01(b) of
      ----------
the Supplemental Agreement.

     "CRAF Program" has the meaning specified in Section 5(b)(vii) of the Lease.
      -------------

     "Default" means any event or condition which, with the lapse of time or the
      -------
giving of notice, or both, would constitute an Event of Default.

     "Deficiency Agreement" has the meaning given to such term in the recitals
      --------------------
of the Supplemental Agreement.

     "Deficiency Obligor" has the meaning given to such term in the recitals of
      ------------------
the Supplemental Agreement.

     "Delivery Date" means the date on which the Aircraft is delivered and sold
      -------------
to the Lessor and leased by the Lessor to the Lessee under the Lease, which date shall be the date of the initial Lease Supplement.

     "Dollars", "Dollar" and "$" means dollars in lawful currency of the United
      -------    ------       -
States.

     "DOT" means the United States Department of Transportation or any successor
      ---
thereto.

     "EBO Date" has the meaning given to such term in Exhibit B to the Lease.
      --------

     "EBO Amount" has the meaning given to such term in Exhibit B to the Lease.
      ----------

     "Engine" means (A) each of the two General Electric CF34-3B1 Series 200
      ------
engines originally delivered and leased under the Lease, identified by manufacturer's serial number in the Lease Supplement executed and delivered on the Delivery Date, so long as a Replacement Engine shall not have been substituted therefor pursuant to Section 7(e) of the Lease, and (B) a Replacement Engine, so long as another Replacement Engine shall not have been substituted therefor pursuant to Section 7(e) of the Lease, whether or not such engine or Replacement Engine, as the case may be, is from time to time installed on the Airframe or installed on any other aircraft, and including in each case all Parts incorporated or installed in or attached thereto and any and all Parts removed therefrom so long as title to such Parts remains vested in the Lessor under the terms of Section 7 of the Lease. The term "Engines" means, as of any date of determination, the two
                 -------
engines each of which is an Engine on that date.

     "Engine Loan Agreement" means the Loan Agreement between Fleet Capital
      ---------------------
Corporation, as lender and Lessee, as borrower in respect of the financing of two General Electric CF34-3B1 Series 200 engines.

     "Engine Manufacturer" means General Electric Company, a New York
      -------------------
corporation.

     "Engine Manufacturer's Consent" means the Engine Manufacturer's Consent and
      -----------------------------
Agreement [N587ML], dated as of December 30, 1999, from the Engine Manufacturer.

     "Engine Warranty Assignment" means the Engine Warranty Assignment [N587ML],
      --------------------------
dated as of December 30, 1999, between Lessee and Lessor.

     "ERISA" means the Employee Retirement Income Security Act of 1974 and any
      -----
regulations and rulings issued thereunder all as amended and in effect from time to time.

     "ERISA Plan" means, individually or collectively, an employee benefit plan,
      ----------
as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA or any applicable regulation thereunder or a plan or individual retirement account which is subject to Section 4975(c) of the Code;

     "Event of Default" has the meaning given to such term in Section 16 of the
      ----------------
Lease.

     "Event of Loss" means any of the following events with respect to the
      -------------
Aircraft, the Airframe or any Engine:

          (i) any theft, hijacking or disappearance of such property for a period of 15 consecutive days (provided that, so long as Lessee shall be diligently pursuing recovery of such property, such period shall be extended to 45 consecutive days) or more or, if earlier for a period that extends until the end of the Term;

          (ii) destruction, damage beyond economic repair or rendition of such property permanently unfit for normal use for any reason whatsoever;

          (iii) any event which results in an insurance settlement with respect to such property on the basis of an actual, constructive or compromised total loss;

        (iv) condemnation, confiscation or seizure of, or requisition of title to or use of such property by any foreign government or purported government (or in the case of any such condemnation, confiscation, seizure or requisition of title, by the Government) or any agency or instrumentality thereof, for a period in excess of (A) in the case of any condemnation, confiscation, seizure or requisition of use, 180 consecutive days or (B) in the case of any condemnation, confiscation or seizure of, or requisition of title, 15 consecutive days, or, in any of the cases in this clause (iv), such shorter period ending on the expiration of the Term;

          (v) condemnation, confiscation or seizure of, or requisition of use of such property by the Government for a period extending beyond the Term;

          (vi) as a result of any law, rule, regulation, order or other action by the Aeronautical Authority, the use of the Aircraft or Airframe in the normal course of air transportation shall have been prohibited by virtue of a condition affecting all Canadair Regional Jet Series 200ER aircraft equipped with engines of the same make and model as the Engines for a period of 180 consecutive days (or beyond the end of the Term), unless the Lessee, prior to the expiration of such 180-day period, shall be diligently carrying forward all necessary and desirable steps to permit normal use of the Aircraft and shall within 12 months have conformed at least one Canadair Regional Jet Series 200ER aircraft (but not necessarily the Aircraft) to the requirements of any such law, rule, regulation, order or action, and shall be diligently pursuing conformance of the Aircraft in a non-discriminatory manner provided that, notwithstanding the foregoing, if such normal use of such property subject to the Lease shall be prohibited at the end of the Term, an Event of Loss shall be deemed to have occurred; and

          (vii) with respect to an Engine only, the requisition or taking of use thereof by any government, and any divestiture of title or ownership deemed to be an Event of Loss with respect to an Engine under Section 5(b)(iii) or 5(b)(vi) of the Lease.

The date of such Event of Loss shall be (aa) the 16/th/ day following loss of such property or its use due to theft or disappearance or the 46/th/ day following such loss if such period shall have been extended (or the end of the Term if earlier); (bb) the date of any destruction, damage beyond economic repair or rendition of such property permanently unfit for normal use; (cc) the date of any insurance settlement on the basis of an actual, constructive or compromised total loss; (dd) the 181/st/ day following condemnation, confiscation, seizure or requisition of title to such property by a foreign government referred to in clause (iv) above (or the 16/th/ day in the case of appropriation of title), or the end of the Term if earlier than such 181/st/ or 16/th/ day; (ee) the last day of the Term in the case of requisition of title to or use of such property by the Government; and (ff) the last day of the applicable period referred to in clause (vi) above (or if earlier, the end of the Term without the Lessee's having conformed at least one Canadair Regional Jet Series 200ER aircraft to the applicable requirements). An Event of Loss with respect to the Aircraft shall be deemed to have occurred if any Event of Loss occurs with respect to the Airframe.

     "Expenses" has the meaning given to such term in Section 7.01(a) of the
      --------
Supplemental Agreement.

     "Expiration Date" means the date specified as such in the Lease Supplement
      ---------------
executed and delivered on the Delivery Date.

     "FAA Bill of Sale" means (A) the bill of sale for the Airframe on AC Form
      ----------------
8050-2, or such other form as may be approved by the Aeronautical Authority, executed by the Seller in favor of the Lessor and to be dated the Delivery Date, and (B) a bill of sale for a Replacement Airframe on AC Form 8050-2, or such other form as may be approved by the Aeronautical Authority, executed by the seller thereof in favor of the Lessor.

     "Fair Market Rental Value" or "Fair Market Sales Value" of the Airframe or
      ------------------------      -----------------------
any Engine shall mean the value that would be obtained in an arms'-length transaction between an informed and willing lessee-user or buyer-user (other than a lessee currently in possession or a used equipment dealer) under no compulsion to lease or buy, as the case may be, and an informed and willing lessor or seller, as the case may be, under no compulsion to lease or sell, as the same shall be specified by agreement between the Lessor and the Lessee or, if not agreed to by the Lessor and the Lessee within a period of 15 days after either party requests a determination, then as specified in an appraisal prepared and delivered and mutually agreed to by two recognized independent aircraft appraisers, one of which shall be appointed by the Lessor and the other of which shall be appointed by the Lessee, or, if such appraisers cannot agree on such appraisal, an appraisal arrived at by a third independent recognized appraiser chosen by the mutual consent of the two aircraft appraisers. If either party should fail to appoint an appraiser within 15 days of receiving notice of the appointment of an appraiser by the other party, then such appraisal shall be made by the appraiser appointed by the first party. If the two appraisers cannot agree on such appraisal and fail to appoint a third independent recognized aircraft appraiser within 15 days after the appointment of the second appraiser, then either party may apply to the American Arbitration Association to make such appointment. The appraisal shall be completed within 30 days of the appointment of the last appraiser appointed. In determining Fair Market Rental Value or Fair Market Sales Value by appraisal or otherwise, it will be assumed that the Aircraft, Airframe or Engine is in the condition, location and overhaul status in which it is required to be returned to the Lessor pursuant to Section 12 of the Lease and that the Lessee has removed all Parts which it is entitled to remove pursuant to Section 7 of the Lease and that the Aircraft is not encumbered by the Lease and there shall be no deduction for any costs of removal of the Aircraft from its then location. Except as otherwise expressly provided in the Lease, all appraisal costs will be paid by the Lessee. Notwithstanding the foregoing, for purposes of Section 17 of the Lease, the "Fair Market Rental Value" or "Fair Market Sales Value" of the Aircraft, the Airframe or any Engine, shall be determined on an "as is, where is" basis and shall take into account customary brokerage and other out-of-pocket fees and expenses which typically would be incurred in connection with a re-lease or sale of the Aircraft, the Airframe or any Engine. Any such determination pursuant to Section 17 of the Lease shall be made by a recognized independent aircraft appraiser selected by Lessor and the costs and expenses associated therewith shall be borne by Lessee, unless Lessor does not obtain possession of the Aircraft, Airframe and Engines pursuant to Section 17 of the Lease, in which case an appraiser shall not be appointed and Fair Market Rental Value and Fair Market Sales Value for purposes of Section 17 of the Lease shall be zero.

     "Fair Market Value Renewal Term" has the meaning given to such term in
      ------------------------------
Section 13(a) of the Lease.

     "Federal Aviation Administration" or "FAA" means the United States Federal
      --------------------------------     ---
Aviation Administration and any successor agency or agencies thereto.

     "Fixed Renewal Term" has the meaning given to such term in Section 13(a) of
      ------------------
the Lease.

     "Government" means the United States of America or an agency or
      ----------
instrumentality thereof the obligations of which bear the full faith and credit of the United States of America.

     "Indemnitee" means Lessor and each Affiliate, officer, director, employee,
      ----------
agent, servant, successor and permitted assigns of Lessor.

     "Lease" means the Lease Agreement [N587ML], dated as of December 30, 1999
      -----
between the Lessor and the Lessee.

     "Lease Supplement" means any Lease Supplement, substantially in the form of
      ----------------
Exhibit A to the Lease, entered into between the Lessor and the Lessee for the purpose of leasing the Aircraft under and pursuant to the terms of the Lease, including any amendment thereto entered into subsequent to the Delivery Date.

     "Lessee" means Midway Airlines Corporation, a Delaware corporation, and its
      ------
successors and permitted assigns.

     "Lessee Documents" means the Operative Agreements to which the Lessee is a
      ----------------
party.

     "Lessor" means Fleet National Bank, a national banking association
      ------
established under the laws of the United States of America, and its successors and permitted assigns.

     "Lessor's Cost" has the meaning given to such term in Exhibit B of the
      -------------
Lease.

     "Lessor's Estate" means all estate, right, title and interest of the Lessor
      ---------------
in and to the Aircraft, and Engines and the Operative Agreements including, without limitation, all amounts of Rent, insurance proceeds and requisition, indemnity or other payments of any kind.

     "Lessor's Liens" means Liens against, on or with respect to the Aircraft,
      --------------
any Engine, the Lessor's Estate or any part thereof, title thereto or any interest therein arising as a result of (i) claims against or affecting the Lessor not related to the Operative Agreements or the transactions contemplated thereby, (ii) acts or omissions of the Lessor not contemplated or permitted under the terms of the Operative Agreements, (iii) Taxes or Expenses imposed against the Lessor or Lessor's Estate which are not required to be indemnified against by the Lessee pursuant to Articles 6 or 7 of the Supplemental Agreement (other than pursuant to Section 6.01(b)(x) or 7.01(b)(vii)) and which are not required to be indemnified against by the Lessee pursuant to the Tax Indemnity Agreement, or (iv) claims against the Lessor arising from the transfer by the Lessor of its interests in the Aircraft or any Engine other than a transfer of the Aircraft or any other portion of the Lessor's Estate pursuant to Section 5(b), 7(b), 7(c), 7(d), 7(e), 8, 12(b), 13(b), 14(a) or 17 of the Lease and
other than a transfer pursuant to the exercise of the remedies set forth in
Section 17 of the Lease.

     "Lien" means any mortgage, pledge, lien, charge, encumbrance, lease,
      ----
security interest, claim, or other similar interest of any nature whatsoever.

     "Manufacturer" means Bombardier Inc., a Canadian corporation, and its
      ------------
successors and permitted assigns.

     "Material Adverse Change" means, with respect to any Person, any event,
      -----------------------
condition or circumstance that materially and adversely affects such Person's business or consolidated financial condition.

     "Minimum Liability Amount" has the meaning given to such term in Exhibit B
      ------------------------
to the Lease.

     "Net Economic Return" means the Lessor's nominal after-tax book yield
      -------------------
(utilizing the multiple investment sinking fund method of analysis), computed through the Expiration Date on the basis of the same methodology, constraints and assumptions as were utilized by the Lessor in determining Basic Rent percentages and Termination Value percentages as of the Delivery Date; provided,
                                                                       --------
that, if the Lessor shall have transferred its interest, Net Economic Return shall be calculated as if the Lessor had retained its interest.

     "Non-U.S. Person" means any Person other than a U.S. Person.
      ---------------

     "Officer's Certificate" means as to any company a certificate signed by a
      ---------------------
Responsible Officer of such company.

     "Operative Agreements" means the Supplemental Agreement, the Deficiency
      --------------------
Agreement, the Residual Agreement, the Return Condition Agreement, the FAA Bill of Sale, the Warranty Bill of Sale, the Purchase Agreement, the Purchase Agreement Assignment, the Engine Warranty Assignment, the PAA Consent, the Engine Manufacturer's Consent, the Lease, each Lease Supplement and the Tax Indemnity Agreement.

     "PAA Consent" means the Aircraft Manufacturer's Consent and Agreement
      -----------
[N587ML], dated as of December 30, 1999, from the Manufacturer.

     "Parts" means any and all appliances, parts, instruments, components,
      -----
appurtenances, accessories, furnishings, seats, and other equipment of whatever nature (other than complete Engines or engines and temporary replacement parts as provided in Section 8 of the Lease and cargo containers) which may from time to time be incorporated or installed in or attached to any Airframe or any Engine, exclusive of any items leased by the Lessee from third parties and not required in the navigation of the Aircraft.

     "Past Due Rate" means a rate per annum identified in Exhibit B to the
      -------------
Lease.

     "Permitted Air Carrier" means (a) any Section 1110 Person and (b) any
      ---------------------
foreign air carrier that is principally based in any foreign country listed on Exhibit E to the Lease, except those that do not maintain normal diplomatic relations with the United States.

     "Permitted Investments" means (a) direct obligations of the United States
      ---------------------
of America or any agency or instrumentality thereof, (b) obligations fully guaranteed by the United States of America or any agency or instrumentality thereof, (c) any mutual fund the portfolio of which is limited to obligations of the type described in clauses (a) and (b), (d) certificates of deposit issued by, or bankers' acceptances of, or time deposits or a deposit account with, any bank, trust company, or national banking association incorporated or doing business under the laws of the United States of America or one of the states thereof, having a combined capital and surplus of at least $100,000,000 and having a rating of "A" or better from the Keefe Bank Watch Service. Unless otherwise specified in writing by the Lessor, all such Permitted Investments shall mature not later than 30 days from the date of purchase.

     "Permitted Lien" has the meaning given to such term in Section 10 of the
      --------------
Lease.

     "Permitted Sublessee" means (a) any Permitted Air Carrier, (b) any airframe
      -------------------
or engine manufacturer, or Affiliate of such a manufacturer, who is domiciled in the United States of America or a country listed on Exhibit E to the Lease or
(c) the United States of America or any instrumentality or agency thereof.

     "Person" means any individual, sole proprietorship, partnership, joint
      ------
venture, joint stock company, trust, unincorporated organization, association, corporation, institution, limited liability company or government (federal, state, local, foreign or any agency, instrumentality, division or body thereof) or other entity of whatever nature.

     "Purchase Agreement" means Bombardier Regional Aircraft Division Purchase
      ------------------
Agreement No. PA-0393 dated September 17, 1997, as amended, between the Lessee and the Manufacturer (including all exhibits thereto, together with all letter agreements entered into that by their terms constitute part of such Purchase Agreement), but only to the extent the same relates to the Aircraft.

     "Purchase Agreement Assignment" means the Purchase Agreement Assignment
      -----------------------------
[N587ML], dated as of December 30, 1999, between Lessee and Lessor.

     "Purchase Price" means an amount equal to Lessor's Cost.
      --------------

     "Reasonable Basis" means that a realistic possibility of success, within
      ----------------
the meaning of ABA Formal Opinion No. 85-352, exists for pursuing such contest.

     "Recovery Period" means "Tax Attribute Period" as defined in the Tax
      ---------------
Indemnity Agreement.

     "Related Tax Indemnitee" means any Affiliate of any Tax Indemnitee.
      ----------------------

     "Renewal Term" has the meaning given to such term in Section 13(a) of the
      ------------
Lease.

     "Rent" means Basic Rent and Supplemental Rent, collectively.
      ----

     "Replacement Aircraft" means any Aircraft of which a Replacement Airframe
      --------------------
is part.

     "Replacement Airframe" means a  Canadair Regional Jet Series 200ER series
      --------------------
aircraft or a comparable or improved model of such aircraft of the Manufacturer (except Engines or engines from time to time installed thereon) which shall have become subject to the Lease pursuant to Section 8 thereof.

     "Replacement Closing Date" has the meaning given such term in Section 8(d)
      ------------------------
of the Lease.

     "Replacement Engine" means a General Electric CF34-3B1 Series 200 engine
      ------------------
(or engine of the same manufacturer of a comparable or an improved model and suitable for installation and use on the Airframe), which has a value, utility and remaining useful life at least equal to, and which is in good operating condition as, the Engine to be replaced thereby (assuming that such Engine being replaced was in the condition required to be maintained in accordance with the Lease), and which shall have become subject to the Lease pursuant to Section 7(e) thereof.

     "Residual Agreement" has the meaning given to such term in the recitals of
      ------------------
the Supplemental Agreement.

     "Responsible Officer" means, with respect to any party, any Vice President
      -------------------
or other corporate officer of a party who, in the normal performance of his or her operational responsibilities, with respect to the subject matter of any covenant, agreement or obligation of such party pursuant to any Operative Agreement, would have responsibility for and knowledge of such matter and the requirements of any Operative Agreement with respect thereto.

     "Return Condition Agreement" means the Return Condition Agreement [N587ML],
      --------------------------
dated as of December 30, 1999, between the Manufacturer and the Lessee.

     "SEC" means the Securities and Exchange Commission of the United States and
      ---
any successor agencies or authorities.

     "Section 1110" means 11 U.S.C. (S) 1110 or any successor or analogous
      ------------
section of the federal bankruptcy law in effect from time to time.

     "Section 1110 Person" means a Citizen of the United States who is an air
      -------------------
carrier holding a valid air carrier operating certificate issued pursuant to 49 U.S.C. ch. 447 for aircraft capable of carrying 10 or more individuals.

     "Securities Act" means the Securities Act of 1933, as amended.
      --------------

     "Seller" has the meaning given to such term in Exhibit B to the Lease.
      ------

     "Specified Default" means (a) an event or condition described in Section
      -----------------
16(a), (f), (g) or (h) of the Lease that, after the giving of notice or lapse of time, or both, would become an Event of Default, or (b) any Event of Default.

     "Sublease" means any sublease agreement between the Lessee and a Permitted
      --------
Sublessee as permitted by Section 5(b) of the Lease.

     "Supplemental Agreement" means the Supplemental Agreement [N587ML], dated
      ----------------------
as of December 30, 1999, between the Lessee and the Lessor.

     "Supplemental Rent" means all amounts, liabilities, indemnities and
      -----------------
obligations which the Lessee assumes or agrees to perform or pay under the Lease or under the Supplemental Agreement or Tax Indemnity Agreement or any other Operative Agreement to the Lessor or others, including payments of Termination Value, EBO Amount, and amounts calculated by reference to Termination Value, all other amounts payable under
Section 3(c) of the Lease, and all amounts required to be paid by Lessee under the agreements, covenants, and indemnities contained in the Lease or in the Supplemental Agreement or the Tax Indemnity Agreement or any other Operative Agreement, but excluding Basic Rent.

     "Tax" or "Taxes" has the meaning set forth in Section 6.01(a) of the
      ---      -----
Supplemental Agreement.

     "Tax Indemnitee" means each of Lessor and any Affiliate thereof.
      --------------

     "Tax Indemnity Agreement" means the Tax Indemnity Agreement [N587ML], dated
      -----------------------
as of December 30, 1999 between the Lessee and the Lessor.

     "Term" has the meaning given to such term in Section 3(a) of the Lease.
      ----

     "Termination Date" means each date listed in the column entitled
      ----------------
"Termination Date" in Exhibit D to the Lease or, during a Renewal Term or otherwise during any period following the last day of the Term, the second day of each month.

     "Termination Value" means (a) as of any Termination Date during the Basic
      -----------------
Term, the amount determined by multiplying Lessor's Cost by the percentage set forth in Exhibit D to the Lease for that Termination Date, and (b) during any Renewal Term, the amount for the date involved, determined in accordance with
Section 13(a) of the Lease, in either case adjusted as required by Section 3(d) of the Lease.

     "Transaction Costs" means those costs and expenses set forth in Section
      -----------------
8.01(a) of the Supplemental Agreement.

     "Transportation Code" means Title 49 of the United States Code, subtitle
      -------------------
VII, as amended and in effect on the date of the Lease or as subsequently amended, or any successor or substituted legislation at the time in effect and applicable, and the regulations promulgated pursuant thereto.

     "Uniform Commercial Code" means the Uniform Commercial Code as in effect
      -----------------------
from time to time in any relevant jurisdiction.

     "United States", "U.S." or "US" means the United States of America.
      -------------    ----      --

     "U.S. Person" means a Person described in (S)7701(a)(30) of the Code.
      -----------

     "Warranty Bill of Sale" means (A) the full warranty bill of sale covering
      ---------------------
the Aircraft (and specifically referring to each Engine) executed by the Seller in favor of the Lessor and to be dated the Delivery Date, and (B) a full warranty bill of sale covering a Replacement Aircraft (and specifically referring to each Engine) executed by the seller thereof in favor of the Lessor.

                                                                       Exhibit A
                                                              to Lease Agreement
                                                              ------------------

                        LEASE SUPPLEMENT NO. 1 [N587ML]
                        -------------------------------

          THIS LEASE SUPPLEMENT NO. 1 [N587ML] dated ____________, 1999, between FLEET NATIONAL BANK, a national banking association established under the laws of the United States of America, the Lessor, and MIDWAY AIRLINES CORPORATION, a Delaware corporation, the Lessee;

                             W I T N E S S E T H :

          WHEREAS, the Lessor and the Lessee have heretofore entered into that certain Lease Agreement [N587ML], dated as of December 30, 1999 (the "Lease", the terms defined therein being herein used with the same meaning), which Lease provides, among other things, for the execution and delivery of Lease Supplements in substantially the form hereof for the purpose of leasing a specific Aircraft under the Lease when delivered by the Lessor to the Lessee in accordance with the terms thereof;

          WHEREAS, the Lease, a counterpart of which is attached hereto and made a part hereof, relates to the Aircraft and Engines described in Schedule I hereto and this Lease Supplement, together with such attachment, is being filed for recordation on the date hereof with the FAA as one document;

          NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, and pursuant to Section 2 of the Lease, the Lessor and the Lessee hereby agree as follows:


          1. The Lessor hereby delivers and leases to the Lessee, and the Lessee hereby accepts and leases from the Lessor, under the Lease as herein supplemented, the Aircraft, described in Schedule I hereto.

          2. Lessee hereby acknowledges, agrees and certifies that the Aircraft is in Lessee's possession, has been inspected by Lessee to its complete satisfaction, has been found to be in good working order, repair and condition (ordinary wear and tear excepted) and fully equipped to operate as required under Applicable Law for its purpose, is of a size, design, capacity and manufacture selected by Lessee, and is, as of the date set forth below, unconditionally, irrevocably and fully accepted by Lessee for lease under the Lease. Lessee hereby further reaffirms its acknowledgments and agreements in the Lease.

          3. Lessee hereby represents and warrants to Lessor that on the date hereof:

          (i) The representations and warranties of Lessee set forth in the Supplemental Agreement and all certificates delivered in connection therewith are true and correct in all material respects (with the same force and effect as if the same had been made on this date), or, to the extent that any such representation and warranty relates to an earlier date, is true and correct in all material respects as of such earlier date.

          (ii) No Default or Event of Default under the Lease has occurred and is continuing.

          (iii) Lessee has obtained, and there are in full force and effect, such insurance policies with respect to the Aircraft as are required to be obtained under the terms of the Lease.

          4. The Delivery Date is the date of this Lease Supplement set forth in the opening paragraph hereof.

          5. The Basic Term shall commence on the Delivery Date and continue through June ___, 2016 (the "Expiration Date"), unless terminated earlier as provided in the Lease.

          6. Lessee hereby confirms to Lessor that Lessee has duly and irrevocably accepted the Aircraft under and for all purposes hereof, of the Lease and of the other Lessee Documents.

          7. All of the terms and provisions of the Lease are hereby incorporated by reference in this Lease Supplement to the same extent as if fully set forth herein.

          8. This Lease Supplement may be executed by the parties hereto in separate counterparts and all such counterparts shall together constitute but one and the same instrument. To the extent, if any, that this Lease Supplement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Lease Supplement or the Lease may be created through the transfer or possession of any counterpart other than the original counterpart of each thereof marked Counterpart No. 1.

          9. THIS LEASE SUPPLEMENT HAS BEEN DELIVERED IN THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

          IN WITNESS WHEREOF, the Lessor and the Lessee have each caused this Lease Supplement to be duly executed by their authorized officers as of the day and year first above written.

                              FLEET NATIONAL BANK,
                              as Lessor


                              By:   ____________________________________
                                    Name:
                                    Title:


                              MIDWAY AIRLINES CORPORATION,
                              as Lessee


                              By:   ____________________________________
                                    Name:
                                    Title:

                                                                      SCHEDULE I
                                                                    TO EXHIBIT A

                      DESCRIPTION OF AIRFRAME AND ENGINES
                      -----------------------------------

                                   AIRFRAME


                      Manufacturer's     FAA Registration     Manufacturer's
Manufacturer              Model                 No.             Serial No.
------------          --------------     ----------------     --------------

Bombardier Inc.       CL-600-2B19        N587ML               7346






                                    ENGINES

                                Manufacturer's         Manufacturer's
Manufacturer                          Model              Serial Nos.
------------                    --------------         --------------

General Electric Company        CF34-3B1               GE-E-872593
                                                       GE-E-872592


          Each Engine is of 750 or more "rated take-off horsepower" or the equivalent of such horsepower.

                                                                       Exhibit B

                         Certain Economic Information
                         ----------------------------


"EBO Amount" shall mean $*.
 ----------

"EBO Date" shall mean June 30, 2014.
 --------

"Lessor's Cost" shall mean $*.
 -------------

"Minimum Liability Amount" shall mean $300,000,000.
 ------------------------

"Transaction Costs" shall mean *% of Lessor's Cost.
 -----------------

"Seller" shall mean Bombardier Capital Inc.
 ------

"Past Due Rate" shall mean a rate equal to the rate per annum announced from
 -------------
time to time by Citibank, N.A. as its prime rate plus three percent (3%) per annum.

"Renewal Rental Rate" shall mean $* per annum.
 -------------------

"Applicable Rate" shall mean *% per annum.
 ---------------

"Residual Value Protection": the residual value support referred to in Section
 -------------------------
13(a) shall protect, as of the end of any Renewal Term, against shortfalls in value of the Aircraft below the residual value as of the end of the Basic Term, less the amount of such residual value amortized by Basic Rent received during such Renewal Term, provided that the amount of such residual value support shall not exceed 15/40 of the amount of such amortized residual value as of the end of such Renewal Term.

* Confidential treatment requested for omitted information. Omitted information has been filed separately with the Commission.

                                                                       Exhibit C

                                  Basic Rent
                                  ----------

          Basic Rent Payment Date                      Amount
          -----------------------                      ------

* Confidential treatment requested for omitted information. Omitted information has been filed separately with the Commission.

                                                                       Exhibit D

                               Termination Values
                               ------------------

Termination Date                             Termination Value
----------------                             -----------------

* Confidential treatment requested for omitted information. Omitted information has been filed separately with the Commission.

                                                                       Exhibit E


       List of Countries - Permitted for Re-Registration and Subleasing
       ----------------------------------------------------------------

Argentina                        Italy
Australia                        Japan
Austria                          Luxembourg
Belgium                          Mexico
Canada                           Netherlands
Denmark                          New Zealand
Finland                          Norway
France                           Portugal
Germany                          Spain
Iceland                          Sweden
Ireland                          Switzerland
                                 United Kingdom

                                                                       Exhibit F

                               RETURN CONDITIONS
                               -----------------

* Confidential treatment requested for omitted information. Omitted information has been filed separately with the Commission.